   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2003
                                                        REGISTRATION NO. 2-66268
                                                                       811-2979
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933              [X]
                          PRE-EFFECTIVE AMENDMENT NO.                 [ ]
                        POST-EFFECTIVE AMENDMENT NO. 26               [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                        [X]
                                  AMENDMENT NO. 27                    [X]

                             ---------------------

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------
                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                              ---------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                         immediately upon filing pursuant to paragraph (b)
                     ---
                      X  on February 28, 2003 pursuant to paragraph (b)
                     ---
                         60 days after filing pursuant to paragraph (a)
                     ---
                         on (date) pursuant to paragraph (a) of rule 485.
                     ---


            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                   [MORGAN STANLEY LOGO OMITTED]


Morgan Stanley Tax-Exempt Securities Trust

A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital

[GRAPHIC OMITTED]


                                                  Prospectus | February 28, 2003





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUND                    INVESTMENT OBJECTIVE ........................................  1

                            PRINCIPAL INVESTMENT STRATEGIES .............................  1

                            PRINCIPAL RISKS .............................................  2

                            PAST PERFORMANCE ............................................  4

                            FEES AND EXPENSES ...........................................  6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................  7

                            ADDITIONAL RISK INFORMATION .................................  8

                            FUND MANAGEMENT .............................................  8

SHAREHOLDER INFORMATION     PRICING FUND SHARES .........................................  9

                            HOW TO BUY SHARES ...........................................  9

                            HOW TO EXCHANGE SHARES ...................................... 11

                            HOW TO SELL SHARES .......................................... 12

                            DISTRIBUTIONS ............................................... 14

                            TAX CONSEQUENCES ............................................ 15

                            SHARE CLASS ARRANGEMENTS .................................... 16

FINANCIAL HIGHLIGHTS        ............................................................. 23

MORGAN STANLEY FUNDS        .............................................  INSIDE BACK COVER


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
----------------------------

Morgan Stanley Tax-Exempt Securities Trust seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------
The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and/or their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:



(sidebar)
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)


 o   municipal bonds --            within the three highest grades by Moody's
                                   Investors Service Inc. ("Moody's"), Standard
                                   & Poor's Corporation ("S&P"), or Fitch IBCA,
                                   Inc. ("Fitch");

 o   municipal notes --            within the two highest grades or, if not
                                   rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

 o   municipal commercial paper -- within the highest grade by Moody's, S&P or
                                   Fitch.


The Fund may invest up to 25% of its net assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
----------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.


INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investment strategies. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
-------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                  [BAR CHART]

11.23%  -5.55%  17.37% 3.61%   8.73%   6.11%   -2.71%  11.44%   4.31%    9.21%
-------------------------------------------------------------------------------
 1993    '94     '95    '96    '97     '98      '99    2000     '01      '02

The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

----------------------------------------------------------------------------------------------------
                                 PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS       LIFE OF FUND
----------------------------------------------------------------------------------------------------
 Class A1-- Return Before Taxes      4.40%           4.44%            5.48%                 --
----------------------------------------------------------------------------------------------------
 Class A -- Return After Taxes
        on Distributions(4)          4.24%           4.29%            5.35%                 --
----------------------------------------------------------------------------------------------------
 Class A -- Return After Taxes
        on Distributions and
       Sale of Fund Shares           4.63%           4.48%            5.39%                 --
----------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal
 Bond Index(5)                       9.60%           6.06%            6.71%                 --
----------------------------------------------------------------------------------------------------
 Class B2 -- Return Before Taxes     3.44%           4.58%              --                5.05%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal
 Bond Index(5)                       9.60%           6.06%              --                6.15%(6)
----------------------------------------------------------------------------------------------------
 Class C(2) -- Return Before Taxes   7.34%           4.80%              --                5.04%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal
 Bond Index(5)                       9.60%           6.06%              --                6.15%(6)
----------------------------------------------------------------------------------------------------
 Class D(3) -- Returns Before Taxes  9.21%           5.56%            6.17%                 --
----------------------------------------------------------------------------------------------------
 Class D -- Returns After Taxes
 on Distributions(4)                 9.04%           5.41%            6.04%                 --
----------------------------------------------------------------------------------------------------
 Class D -- Returns After Taxes
 on Distributions and Sale of
----------------------------------------------------------------------------------------------------
 Fund Shares                         7.74%           5.45%            6.02%                 --
----------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal                                                                  --
 Bond Index(5)                       9.60%           6.06%            6.71%
----------------------------------------------------------------------------------------------------



(1) Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

(2) Classes B and C commenced operations on July 28, 1997.

(3) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

(5) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(6) July 31, 1997 through December 31, 2002.




The above table shows after tax returns for the Fund's Class A and Class D Shares. The after tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[GRAPHIC OMITTED]
FEES AND EXPENSES
--------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES


These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2002.
(end sidebar)


                                                     CLASS A      CLASS B      CLASS C     CLASS D
  ------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  ------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       4.25%(1)     None         None        None
  ------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)      5.00%(3)     1.00%(4)    None
  ------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------
  Management fee                                      0.42%        0.42%        0.42%       0.42%
  ------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.18%        0.60%        0.70%       None
  ------------------------------------------------------------------------------------------------
  Other expenses                                      0.07%        0.07%        0.07%       0.07%
  ------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                0.67%        1.09%        1.19%       0.49%
  ------------------------------------------------------------------------------------------------

(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
----------------------------------------------------------   -----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------   -----------------------------------------------
 Class A       $491        $630        $782       $1,224      $ 491        $630         $782        $1,224
----------------------------------------------------------   -----------------------------------------------
 Class B       $611        $647        $701       $1,329      $ 111        $347         $601        $1,329
----------------------------------------------------------   -----------------------------------------------
 Class C       $221        $378        $654       $1,443      $ 121        $378         $654        $1,443
----------------------------------------------------------   -----------------------------------------------
 Class D       $ 50        $157        $274       $  616      $  50        $157         $274        $  616
----------------------------------------------------------   -----------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.





[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
-----------------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of January 31, 2003.

(end sidebar)

[GRAPHIC OMITTED]
FUND MANAGEMENT
-------------------------


The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert
W. Wimmel, a Vice President of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.42% of the Fund's average daily net assets.

Shareholder Information

[GRAPHIC OMITTED]
PRICING FUND SHARES
---------------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

(sidebar)
CONTACTING A FINANCIAL ADVISOR


If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds

(end sidebar)


[GRAPHIC OMITTED]
HOW TO BUY SHARES
--------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum and additional investment amounts in certain cases. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.



                          MINIMUM INVESTMENT AMOUNTS

(sidebar)
EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

 -----------------------------------------------------
                                  MINIMUM INVESTMENT
                                 ---------------------
 INVESTMENT OPTIONS              INITIAL    ADDITIONAL
 -----------------------------------------------------
  Regular Accounts               $1,000      $  100
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)          $  100*     $  100*
 -----------------------------------------------------
* Provided your schedule of investments totals $1,000 in twelve months.




There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, (4) employer-sponsored employee benefit plan accounts, or (5) the reinvestment option offered to holders of certain unit investment trusts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
--------------------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
---------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
----------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------------
By Letter,         If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued          sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   ---------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   ---------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]  of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   ---------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   ---------------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
--------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(siebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end siebar)

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and

 o   You sell Fund shares, including an exchange to another Morgan Stanley
     Fund.

TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
----------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


-------------------------------------------------------------------------------------------------------------
                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12b-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.60%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         0.70%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
-------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                               FRONT-END SALES CHARGE
                                               ----------------------
                                    PERCENTAGE OF PUBLIC  APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           OFFERING PRICE     OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
  Less than $25,000                        4.25%                 4.44%
--------------------------------------------------------------------------------
  $25,000 but less than $50,000            4.00%                 4.17%
--------------------------------------------------------------------------------
  $50,000 but less than $100,000           3.50%                 3.63%
--------------------------------------------------------------------------------
  $100,000 but less than $250,000          2.75%                 2.83%
--------------------------------------------------------------------------------
  $250,000 but less than $500,000          2.25%                 2.30%
--------------------------------------------------------------------------------
  $500,000 but less than $1 million        1.75%                 1.78%
--------------------------------------------------------------------------------
  $1 million and over                      0.00%                 0.00%
--------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Holders of the following UITs for which the Fund serves as an investment option for reinvesting UIT distributions: (i) Morgan Stanley Select Municipal Trust, and (ii) certain UITs held (in street name) by Morgan Stanley DW Inc. Class A shares of the Fund may in the future also be offered at net asset value without a sales charge or CDSC to holders of other UITs. Holders may elect to reinvest UIT distributions in Class A shares of the Fund, or may elect to reinvest only the interest portion or the principal portion of the distributions. At any time such holders may change the type of distributions that are reinvested in Class A shares of the Fund (e.g., from reinvesting interest distributions only to reinvesting all distributions) by notifying their broker or, in the case of holders of units of Morgan Stanley Select Municipal Trust, by notifying the UIT's Trustee in writing. If you are a holder and wish to participate in this reinvestment option, you should notify your broker. UIT distributions will be invested in Class A shares of the Fund no later than the next business day after the distribution is made.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------
  First                                      5.0%
-----------------------------------------------------------
  Second                                     4.0%
-----------------------------------------------------------
  Third                                      3.0%
-----------------------------------------------------------
  Fourth                                     2.0%
-----------------------------------------------------------
  Fifth                                      2.0%
-----------------------------------------------------------
  Sixth                                      1.0%
-----------------------------------------------------------
  Seventh and thereafter                     None
-----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 0.60% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout the period presented. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                      2002           2001           2000          1999             1998
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $11.50         $11.71         $11.08       $12.02         $12.09
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                0.56           0.59          0.58          0.58           0.59
   Net realized and unrealized gain (loss)              0.46          (0.12)         0.63         (0.91)          0.10
                                                      ------        ------         ------        ------         ------
 Total income (loss) from investment operations         1.02           0.47          1.21         (0.33)          0.69
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.56)        (0.58)         (0.58)        (0.58)         (0.59)
   Net realized gain                                   (0.08)        (0.10)            --         (0.03)         (0.17)
                                                      ------        ------         ------        ------         ------
 Total dividends and distributions                     (0.64)        (0.68)         (0.58)        (0.61)         (0.76)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.88        $11.50         $11.71        $11.08         $12.02
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(+)                                        9.03%         4.05%         11.21%        (2.82)%         5.86%
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(2):
---------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                       0.67%         0.66%(1)       0.72%         0.64%(1)       0.74%(1)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  4.74%         4.97%          5.14%         4.98%          4.88%
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $120,659       $26,984        $21,685       $17,198        $15,041
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  13%           17%            17%           13%            15%
---------------------------------------------------------------------------------------------------------------------------



(+) Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2002           2001           2000           1999             1998
-----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $11.56        $11.76          $11.13        $12.07           $12.14
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                0.51          0.54            0.54          0.53             0.55
   Net realized and unrealized gain (loss)              0.45         (0.11)           0.63         (0.91)            0.10
                                                     -------      --------        -------       --------         --------
 Total income (loss) from investment operations         0.96          0.43            1.17         (0.38)            0.65
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.51)        (0.53)          (0.54)        (0.53)           (0.55)
   Net realized gain                                   (0.08)        (0.10)             --         (0.03)           (0.17)
                                                    --------      --------        --------      --------         --------
 Total dividends and distributions                     (0.59)        (0.63)          (0.54)        (0.56)           (0.72)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.93        $11.56          $11.76        $11.13           $12.07
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN(+)                                        8.44%         3.68%          10.75%        (3.25)%           5.47%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(2):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                       1.09%         1.09%(1)        1.11%         1.11%(1)         1.10%(1)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  4.32%         4.54%           4.75%         4.51%            4.52%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $235,358      $200,293        $156,972      $139,786         $132,303
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  13%           17%             17%           13%              15%
-----------------------------------------------------------------------------------------------------------------------------



(+) Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                      2002          2001           2000          1999             1998
-----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $11.53        $11.73         $11.10        $12.04           $12.11
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                               0.50          0.52           0.52          0.51             0.53
   Net realized and unrealized gain (loss)             0.44         (0.10)          0.63         (0.91)            0.10
                                                   -------       --------        -------      --------         --------
 Total income (loss) from investment operations        0.94          0.42           1.15         (0.40)            0.63
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                              (0.49)        (0.52)         (0.52)        (0.51)           (0.53)
   Net realized gain                                  (0.08)        (0.10)            --         (0.03)           (0.17)
                                                   --------      --------        -------      --------         --------
 Total dividends and distributions                    (0.57)        (0.62)         (0.52)        (0.54)           (0.70)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.90         $11.53         $11.73        $11.10           $12.04
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         8.34%         3.58%         10.66%        (3.37)%           5.36%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(2):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                      1.19%         1.19%(1)       1.21%         1.21%(1)         1.20%(1)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 4.22%         4.44%          4.65%         4.41%            4.34%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $29,648       $16,270        $11,578       $10,025           $7,599
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 13%           17%            17%           13%              15%
-----------------------------------------------------------------------------------------------------------------------------



(+) Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------------
                                                       2002             2001           2000           1999             1998
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.50         $11.70          $11.07        $12.01           $12.08
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                  0.58           0.61            0.60          0.59             0.62
   Net realized and unrealized gain (loss)                0.46          (0.11)           0.63         (0.91)            0.10
                                                    ---------        ----------      -------       --------         --------
 Total income (loss) from investment operations           1.04           0.50            1.23         (0.32)            0.72
-------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.58)         (0.60)          (0.60)        (0.59)           (0.62)
   Net realized gain                                     (0.08)         (0.10)             --         (0.03)           (0.17)
                                                    ----------       ----------      --------      --------         --------
 Total dividends and distributions                       (0.66)         (0.70)          (0.60)        (0.62)           (0.79)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.88          $11.50         $11.70         $11.07           $12.01
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            9.21%           4.31%         11.44%         (2.71)%           6.11%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(2):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                         0.49%          0.49%(1)        0.51%         0.51%(1)         0.50%(1)
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    4.92%          5.14%           5.35%         5.11%            5.12%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $1,152,783       $1,189,492      $852,950      $853,216         $1,023,246
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    13%            17%             17%           13%              15%
-------------------------------------------------------------------------------------------------------------------------------



(+) Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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                                                                              27

NOTES



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28

  MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------


 o    GLOBAL/INTERNATIONAL FUNDS

      European Growth Fund


      Fund of Funds - International Portfolio


      Global Advantage Fund

      Global Dividend Growth Securities


      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund



 o    GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund


      American Opportunities Fund


      Capital Opportunities Trust


      Developing Growth Securities Trust

      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund


      Next Generation Trust


      Small-Mid Special Value Fund

      Special Growth Fund


      Special Value Fund


      Tax-Managed Growth Fund


 o    GROWTH + INCOME FUNDS

      Allocator Fund


      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio


      Fundamental Value Fund

      Income Builder Fund

      Mid-Cap Value Fund

      S&P 500 Index Fund


      Strategist Fund

      Total Market Index Fund


      Total Return Trust


      Value Fund


      Value-Added Market Series/
      Equity Portfolio



 o    INCOME FUNDS


      Diversified Income Trust

      Federal Securities Trust

      High Yield Securities


      Intermediate Income Securities

      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust

      Liquid Asset Fund(MM)

      U.S. Government Money Market Trust(MM)


      U.S. Government Securities Trust


 o   SPECIALTY FUNDS


      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund



 o    TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust(MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust(FSC)

      Limited Term Municipal Trust(NL)

      Multi-State Municipal Series Trust(FSC)

      New York Municipal Money Market Trust(MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional

Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                 TAXAX      Class C:                 TAXCX
----------------------------------  ----------------------------------
  Class B:                 TAXBX      Class D:                 TAXDX
----------------------------------  ----------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)
CLF 37950PRO





                                                   [MORGAN STANLEY LOGO OMITTED]

Morgan Stanley Tax-Exempt
       Securities Trust

                                                               [GRAPHIC OMITTED]
A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital



                                                  Prospectus | February 28, 2003

STATEMENT OF ADDITIONAL INFORMATION
                                        MORGAN STANLEY
                                        TAX-EXEMPT SECURITIES TRUST
FEBRUARY 28, 2003



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated February 28, 2003) for the Morgan Stanley Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Tax-Exempt Securities Trust
1221 Avenue of the Americas
New York, NY 10020

(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4

II.   Description of the Fund and Its Investments and Risks ..........  4

      A. Classification ..............................................  4

      B. Investment Strategies and Risks .............................  4

      C. Fund Policies/Investment Restrictions .......................  9

III.  Management of the Fund ......................................... 10

      A. Board of Trustees ........................................... 10

      B. Management Information ...................................... 11

      C. Compensation ................................................ 15

IV.   Control Persons and Principal Holders of Securities ............ 17

V.    Investment Management and Other Services ....................... 17

      A. Investment Manager .......................................... 17

      B. Principal Underwriter ....................................... 18

      C. Services Provided by the Investment Manager ................. 18

      D. Dealer Reallowances ......................................... 19

      E. Rule 12b-1 Plan ............................................. 19

      F. Other Service Providers ..................................... 23

      G. Codes of Ethics ............................................. 24

VI.   Brokerage Allocation and Other Practices ....................... 24

      A. Brokerage Transactions ...................................... 24

      B. Commissions ................................................. 24

      C. Brokerage Selection ......................................... 25

      D. Directed Brokerage .......................................... 25

      E. Regular Broker-Dealers ...................................... 26

VII.  Capital Stock and Other Securities ............................. 26

VIII. Purchase, Redemption and Pricing of Shares ..................... 26

      A. Purchase/Redemption of Shares ............................... 26

      B. Offering Price .............................................. 28

IX.   Taxation of the Fund and Shareholders .......................... 28

X.    Underwriters ................................................... 31

XI.   Calculation of Performance Data ................................ 31

XII.  Financial Statements ........................................... 34

XIII. Appendix ....................................................... 59

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" -- The Bank of New York is the Custodian of the Fund's assets.


     "Distributor" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" -- Morgan Stanley authorized financial services representatives.


     "Fund" -- Morgan Stanley Tax-Exempt Securities Trust, a registered open-end investment company.


     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Morgan Stanley Funds" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



     "Morgan Stanley Services" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Tax-Exempt Securities Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association,
Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

     MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the

Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     2. Invest, under normal circumstances, at least 80% of its assets in securities that pay interest normally exempt from federal income taxes.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

     3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities.

     5.  Invest in common stock.

     6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

     9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
         (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.

     14. Make short sales of securities.

     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION



     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.


     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).






                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND
                              POSITION(S)    LENGTH OF                                               COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN    OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*                  PAST 5 YEARS                BY TRUSTEE     HELD BY TRUSTEE
---------------------------- ------------- ------------ ----------------------------------------- ------------ ---------------------
Michael Bozic (62)           Trustee       Trustee      Retired; Director or Trustee of the       123          Director of Weirton
c/o Mayer, Brown, Rowe &                   Since        Morgan Stanley Funds and TCW/DW                        Steel Corporation.
Maw                                        April 1994   Term Trust 2003; formerly Vice
Counsel to the Independent                              Chairman of Kmart Corporation
Trustees                                                (December 1998-October 2000),
1675 Broadway                                           Chairman and Chief Executive Officer
New York, NY                                            of Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief Executive
                                                        Officer of Hills Department Stores
                                                        (May 1991-July 1995); formerly
                                                        variously Chairman, Chief Executive
                                                        Officer, President and Chief Operating
                                                        Officer (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

Edwin J. Garn (70)           Trustee       Trustee      Director or Trustee of the Morgan         123          Director of Franklin
c/o Summit Ventures LLC                    Since        Stanley Funds and TCW/DW Term                          Covey (time
1 Utah Center                              January      Trust 2003; formerly United States                     management systems),
201 S. Main Street                         1993         Senator (R-Utah)(1974-1992) and                        BMW Bank of North
Salt Lake City, UT                                      Chairman, Senate Banking                               America, Inc.
                                                        Committee (1980-1986); formerly                        (industrial loan
                                                        Mayor of Salt Lake City, Utah                          corporation), United
                                                        (1971-1974); formerly Astronaut,                       Space Alliance (joint
                                                        Space Shuttle Discovery (April 12-19,                  venture between
                                                        1985); Vice Chairman, Huntsman                         Lockheed Martin and
                                                        Corporation (chemical company);                        the Boeing Company)
                                                        member of the Utah Regional                            and Nuskin Asia
                                                        Advisory Board of Pacific Corp.                        Pacific (multilevel
                                                                                                               marketing); member of
                                                                                                               the board of various
                                                                                                               civic and charitable
                                                                                                               organizations.

Wayne E. Hedien (68)         Trustee       Trustee      Retired; Director or Trustee of the       123          Director of The PMI
c/o Mayer, Brown, Rowe &                   Since        Morgan Stanley Funds and TCW/DW                        Group Inc. (private
Maw                                        September    Term Trust 2003; formerly associated                   mortgage insurance);
Counsel to the Independent                 1997         with the Allstate Companies                            Trustee and Vice
Trustees                                                (1966-1994), most recently as                          Chairman of The Field
1675 Broadway                                           Chairman of The Allstate Corporation                   Museum of Natural
New York, NY                                            (March 1993-December 1994) and                         History; director of
                                                        Chairman and Chief Executive Officer                   various other
                                                        of its wholly-owned subsidiary, Allstate               business and
                                                        Insurance Company (July                                charitable
                                                        1989-December 1994).                                   organizations.




----------
* This is the date the Trustee began serving the Morgan Stanley funds.



                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND
                              POSITION(S)   LENGTH OF                                                COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN    OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT    SERVED*                   PAST 5 YEARS                BY TRUSTEE      HELD BY TRUSTEE
---------------------------- ------------- -----------  ----------------------------------------- ------------ ---------------------
Dr. Manuel H. Johnson (53)   Trustee       Trustee      Chairman of the Audit Committee and       123          Director of NVR, Inc.
c/o Johnson Smick                          Since        Director or Trustee of the Morgan                      (home construction);
International, Inc.                        July 1991    Stanley Funds and TCW/DW Term                          Chairman and Trustee
1133 Connecticut Avenue,                                Trust 2003; Senior Partner, Johnson                    of the Financial
N.W.                                                    Smick International, Inc., a consulting                Accounting Foundation
Washington, D.C.                                        firm; Co-Chairman and a founder of                     (oversight
                                                        the Group of Seven Council (G7C),                      organization of the
                                                        an international economic                              Financial Accounting
                                                        commission; formerly Vice Chairman                     Standards Board).
                                                        of the Board of Governors of the
                                                        Federal Reserve System and
                                                        Assistant Secretary of the U.S.
                                                        Treasury.

Michael E. Nugent (66)       Trustee       Trustee      Chairman of the Insurance Committee       200          Director of various
c/o Triumph Capital, L.P.                  Since        and Director or Trustee of the Morgan                  business
237 Park Avenue                            July 1991    Stanley Funds and TCW/DW Term                          organizations
New York, NY                                            Trust 2003; director/trustee of various
                                                        investment companies managed by
                                                        Morgan Stanley Investment
                                                        Management Inc. and Morgan
                                                        Stanley Investments LP (since July
                                                        2001); General Partner, Triumph
                                                        Capital, L.P., a private investment
                                                        partnership; formerly Vice President,
                                                        Bankers Trust Company and BT
                                                        Capital Corporation (1984-1988).



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.









                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND
                                POSITION(S)    LENGTH OF                                               COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*                  PAST 5 YEARS                BY TRUSTEE    HELD BY TRUSTEE
------------------------------ ------------- ------------  ---------------------------------------- ------------ -------------------
Charles A. Fiumefreddo (69)    Chairman      Trustee       Chairman, Director or Trustee and        123          None
c/o Morgan Stanley Trust       of the        Since July    Chief Executive Officer of the Morgan
Harborside Financial Center,   Board and     1991          Stanley Funds and the TCW/DW
Plaza Two,                     Trustee                     Term Trust 2003; formerly Chairman,
Jersey City, NJ                                            Chief Executive Officer and Director
                                                           of the Investment Manager, the
                                                           Distributor and Morgan Stanley
                                                           Services, Executive Vice President
                                                           and Director of Morgan Stanley DW,
                                                           Chairman and Director of the Transfer
                                                           Agent and Director and/or officer of
                                                           various Morgan Stanley subsidiaries
                                                           (until June 1998) and Chief Executive
                                                           Officer of the Morgan Stanley Funds
                                                           and the TCW/DW Term Trusts (until
                                                           September 2002).

James F. Higgins (54)          Trustee       Trustee       Director or Trustee of the Morgan        123          None
c/o Morgan Stanley Trust                     Since June    Stanley Funds and the TCW/DW
Harborside Financial Center,                 2000          Term Trust 2003 (since June 2000);
Plaza Two,                                                 Senior Advisor of Morgan Stanley
Jersey City, NJ                                            (since August 2000); Director of the
                                                           Distributor and Dean Witter Realty
                                                           Inc.; Director of AXA Financial, Inc.
                                                           and The Equitable Life Assurance
                                                           Society of the United States (financial
                                                           services); previously President and
                                                           Chief Operating Officer of the Private
                                                           Client Group of Morgan Stanley (May
                                                           1999-August 2000), President and
                                                           Chief Operating Officer of Individual
                                                           Securities of Morgan Stanley
                                                           (February 1997-May 1999).



----------
* This is the date the Trustee began serving the Morgan Stanley funds.

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                            POSITION(S)    LENGTH OF                                               COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME           PRINCIPAL OCCUPATION(S) DURING       OVERSEEN     OTHER DIRECTORSHIPS
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*                   PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
-------------------------- ------------- -------------  --------------------------------------- ------------ -----------------------
Philip J. Purcell (59)     Trustee       Trustee        Director or Trustee of the Morgan       123          Director of American
1585 Broadway                            Since April    Stanley Funds and the TCW/DW                         Airlines, Inc. and its
New York, NY                             1994           Term Trust 2003; Chairman of the                     parent company, AMR
                                                        Board of Directors and Chief                         Corporation.
                                                        Executive Officer of Morgan Stanley
                                                        and Morgan Stanley DW; Director of
                                                        the Distributor; Chairman of the Board
                                                        of Directors and Chief Executive
                                                        Officer of Novus Credit Services Inc.;
                                                        Director and/or officer of various
                                                        Morgan Stanley subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley funds.








                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH              LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT             TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ -------------------- ------------------------ -------------------------------------------------------
Mitchell M. Merin (49)         President and        President since May      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive      1999 and Chief           Stanley Investment Management (since December 1998);
New York, NY                   Officer              Executive Officer since  President, Director (since April 1997) and Chief
                                                    September 2002           Executive Officer (since June 1998) of the Investment
                                                                             Manager and Morgan Stanley Services; Chairman, Chief
                                                                             Executive Officer and Director of the Distributor
                                                                             (since June 1998); Chairman (since June 1998) and
                                                                             Director (since January 1998) of the Transfer Agent;
                                                                             Director of various Morgan Stanley subsidiaries;
                                                                             President (since May 1999) and Chief Executive Officer
                                                                             (since September 2002) of the Morgan Stanley Funds and
                                                                             TCW/DW Term Trust 2003; Trustee (since December 1999);
                                                                             and President and Chief Executive Officer (since
                                                                             October 2002) of the Van Kampen Open-End Funds and
                                                                             President and Chief Executive Officer (since December
                                                                             2002) of the Van Kampen Closed-End Funds; previously
                                                                             Chief Strategic Officer of the Investment Manager and
                                                                             Morgan Stanley Services and Executive Vice President
                                                                             of the Distributor (April 1997-June 1998), Vice
                                                                             President of the Morgan Stanley Funds (May 1997-April
                                                                             1999), and Executive Vice President of Morgan Stanley.

Barry Fink (48)                Vice President,      Since February 1997      General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    Secretary and                                 (since December 2000) of Morgan Stanley Investment
New York, NY                   General Counsel                               Management; Managing Director (since December 2000),
                                                                             Manager and Morgan Stanley Services; Assistant
                                                                             Secretary of Morgan Stanley DW; Vice President,
                                                                             Secretary and General Counsel of the Morgan Stanley
                                                                             Funds and TCW/DW Term Trust 2003; Vice President and
                                                                             Secretary of the Distributor; previously, Vice
                                                                             President, Assistant General Counsel of the Investment
                                                                             Manager and Morgan Stanley Services (February
                                                                             1997-December 2001).

Thomas F. Caloia (57)          Treasurer            Since April 1989         First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                     Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                                 Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice President       Since October 1998       Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                                  Director (since February 1999) of the Investment
New York, NY                                                                 Manager and Morgan Stanley Services and Chief
                                                                             Executive Officer and Director of the Transfer Agent;
                                                                             previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President       Since July 1995          Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                  Investment Manager, Morgan Stanley Investment
New York, NY                                                                 Management Inc. and Morgan Stanley Investments LP;
                                                                             Director of the Transfer Agent. Chief Investment
                                                                             Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and   Since September 2002     Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       Chief Financial                               Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   Officer                                       September 2002); Executive Director of the Investment
Plaza Two,                                                                   Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                              2001); previously, Vice President of the Investment
                                                                             Manager and Morgan Stanley Services (August
                                                                             2000-November 2001); Senior Manager at
                                                                             PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                             and Associate-Fund Administration at BlackRock
                                                                             Financial Management (July 1996-December 1997).

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, a Senior Staff Attorney, are Assistant Secretaries of the Fund.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                               none                                          over $100,000
Edwin J. Garn                               none                                          over $100,000
Wayne E. Hedien                             none                                          over $100,000
Dr. Manuel H. Johnson                       none                                          over $100,000
Michael E. Nugent                           none                                          over $100,000
Interested:
Charles A. Fiumefreddo                $50,001 - $100,000                                  over $100,000
James F. Higgins                            none                                          over $100,000
Philip J. Purcell                       over $100,000                                     over $100,000



     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and the Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held nine meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held six meetings.


     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2002, the Insurance Committee held two meetings.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.



     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2002.



                               FUND COMPENSATION


                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $1,650
Edwin J. Garn ..................        1,650
Wayne E. Hedien ................        1,650
Dr. Manuel H. Johnson ..........        2,350
Michael E. Nugent ..............        2,150
Charles A. Fiumefreddo .........        5,116



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent, who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS




                                       TOTAL CASH
                                      COMPENSATION
                                     FOR SERVICES TO
                                    94 MORGAN STANLEY
                                     FUNDS AND OTHER
                                      FUNDS IN THE
NAME OF TRUSTEE                       FUND COMPLEX
--------------------------------   ------------------
Michael Bozic ..................        $159,650
Edwin J. Garn ..................         159,650
Wayne E. Hedien ................         158,950
Dr. Manuel H. Johnson ..........         226,063
Michael E. Nugent ..............         293,475
Charles A. Fiumefreddo .........         360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.



----------

(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                     FOR ALL ADOPTING FUNDS
                                 ------------------------------
                                                                                      ESTIMATED ANNUAL
                                                                RETIREMENT BENEFITS       BENEFITS
                                     ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                                  CREDITED YEARS    ESTIMATED   ------------------- --------------------
                                   OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
                                    RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ..................        10             60.44%     $360    $18,457     $  967    $47,838
Edwin J. Garn ..................        10             60.44       526     23,881        961     47,878
Wayne E. Hedien ................         9             51.37       679     34,473        823     40,842
Dr. Manuel H. Johnson ..........        10             60.44       375     19,803      1,420     70,050
Michael E. Nugent ..............        10             60.44       627     32,362      1,269     62,646


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 17.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of February 6, 2002, no person was known to own 5% or more of the outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,511,126, $6,046,569 and $6,041,228, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                             2002                  2001                 2000
                     -------------------   -------------------   ------------------
Class A ..........   FSCs:(1) $405,578     FSCs:(1) $208,197     FSCs:(1) $ 67,610
                     CDSCs:   $    500     CDSCs:   $126,740     CDSCs:   $    759
Class B ..........   CDSCs:   $366,966     CDSCs:   $290,876     CDSCs:   $241,537
Class C ..........   CDSCs:   $ 12,424     CDSCs:   $ 26,712     CDSCs:   $  3,821


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2002, of $1,313,774. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended December 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $68,576 and $155,765, respectively, which amounts are equal to 0.18% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $13,218,698 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 16.34% ($2,160,184)-advertising and promotional expenses; (ii) 0.78% ($102,506)-printing of prospectuses for distribution to other than current shareholders; and (iii) 82.88% ($10,956,008)-other expenses, including the gross sales credit and the carrying charge, of which 8.01% ($877,373) represents carrying charges, 28.81% ($3,156,004) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 40.77% ($4,467,195) represents overhead and other branch office distribution-related expenses and 22.41% ($2,455,436) represents excess distribution expenses of the Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series of Morgan Stanley Multi-State Municipal Series Trust, the net assets of which were combined with those of the Fund on July 21, 2000 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $6,942,458 as of December 31, 2002 (the end of the Fund's fiscal year), which was equal to 2.95% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $76,217 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to approximately 0.25% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any securities transactions through any affiliated brokers or dealers.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2002, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 2002, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley North American Government Income Trust, Morgan Stanley Global Short-Term Income Fund Inc. or Morgan Stanley Limited Duration U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund, and the five Morgan Stanley Funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the prospectus will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows: Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:





                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------   ---------------------
First ............................           3.0%
Second ...........................           2.0%
Third ............................           1.0%
Fourth and thereafter ............           None

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.


     Short-term taxable debt securities with remaining maturities of sixty days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.



IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares.

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Following the restated performance information for Class A and Class D is the actual performance of the Fund based on its original, single class sales charge structure as of its last fiscal year. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.


     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 2002, the yield, calculated pursuant to the formula described above, was approximately 3.26%, 3.08%, 2.97% and 3.68% for Class A, Class B, Class C and Class D, respectively.

     The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The yield for Class A, Class B, Class C and Class D shares, based upon a Federal personal income tax bracket of 38.6% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2002 were 5.31%, 5.02%, 4.84% and 5.99% respectively, based upon the yield quoted above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002






                       INCEPTION
CLASS                    DATE          1 YEAR      5 YEARS        10 YEARS       LIFE OF FUND
-----------------   --------------   ----------   ---------   ---------------   -------------
Class A .........   03/27/80 (1)         4.40%       4.44%          5.48%(2)            -
Class B .........   07/28/97             3.44%       4.58%             -             5.05%
Class C .........   07/28/97             7.34%       4.80%             -             5.04%
Class D .........   03/27/80             9.21%       5.56%          6.17%(2)            -



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002






                       INCEPTION
CLASS                    DATE          1 YEAR      5 YEARS        10 YEARS       LIFE OF FUND
-----------------   --------------   ----------   ---------   ---------------   -------------
Class A .........   03/27/80 (1)         9.03%       5.35%          5.94%(2)            -
Class B .........   07/28/97             8.44%       4.91%             -             5.19%
Class C .........   07/28/97             8.34%       4.80%             -             5.04%
Class D .........   03/27/80             9.21%       5.56%          6.17%(2)            -



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


----------

(1) For purposes of restating the performance of Class A, the inception date set forth in this table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002






                        INCEPTION
CLASS                      DATE           1 YEAR       5 YEARS         10 YEARS        LIFE OF FUND
-----------------   -----------------   ----------   -----------   ----------------   -------------
Class A .........        03/27/80(1)        9.03%        29.79%          78.07%(2)            --
Class B .........        07/28/97           8.44%        27.08%             --             31.62%
Class C .........        07/28/97           8.34%        26.43%             --             30.58%
Class D .........        03/27/80(1)        9.21%        31.06%          82.06%(2)            --



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2002:






                                             INVESTMENT AT INCEPTION OF:
                        INCEPTION       -------------------------------------
CLASS                      DATE          $10,000      $50,000       $100,000
-----------------   -----------------   ---------   -----------   -----------
Class A .........    03/27/80(1)          $60,791     $306,334      $617,431
Class B .........    07/28/97              13,162       65,810       131,620
Class C .........    07/28/97              13,058       65,290       130,580
Class D .........    03/27/80              66,997      334,985       669,970



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average anual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS A
                        PERIOD ENDING DECEMBER 31, 2002






                                          INCEPTION
CALCULATION METHODOLOGY                     DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
--------------------------------------   ----------   ----------   ---------   ----------   -------------
After taxes on distributions .........   3/27/80          4.24%       4.29%        5.35%          --
After taxes on distributions and
 redemptions .........................   3/27/80          4.63%       4.48%        5.39%          --



 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS D
                        PERIOD ENDING DECEMBER 31, 2002






                                          INCEPTION
CALCULATION METHODOLOGY                     DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
--------------------------------------   ----------   ----------   ---------   ----------   -------------
After taxes on distributions .........   3/27/80          9.04%       5.41%        6.04%          --
After taxes on distributions and
 redemptions .........................   3/27/80          7.74%       5.45%        6.02%          --



----------

(1) For purposes of restating the performance of Class A, the inception date set forth in this table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.




XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Tax-Exempt Municipal Bonds (92.4%)
              General Obligation (13.4%)
              North Slope Borough, Alaska,
 $   15,000     Ser 1995 A (MBIA) .......................................................
      4,000     Ser 2000 B (MBIA) .......................................................
      9,500     Ser 1999 A (MBIA) .......................................................
     25,000     Ser 2000 B (MBIA) .......................................................
     20,000     Ser 2001 A (MBIA) .......................................................
      5,000   California, Various Purpose dtd 04/01/02 ..................................
      2,000   Los Angeles Unified School District, California, 1997 Ser B (FGIC) ........
              Connecticut,
      4,000     College Savings 1989 Ser A ..............................................
      5,000     Refg 2002 Ser E Ser PA 1056 B RITES (FSA) ...............................
     15,000     Refg 2002 Ser E Ser PA 1056 A RITES (FSA) ...............................
      5,000   Florida Board of Education, Capital Outlay Refg 2002 Ser C (MBIA) .........
              Chicago, Illinois,
      5,000     Refg Ser 1995 A-2 (Ambac) ...............................................
      2,000     Refg 2001 A (MBIA) ......................................................
     10,300     Neighbohoods Alive 21 (FGIC) ............................................
              Chicago Board of Education, Illinois,
      1,000     Ser 2001 C (MBIA) .......................................................
      3,000     Ser 2001 C (FSA) ........................................................
      3,000   Clark County, Nevada, Transportation Ser 1992 A (Ambac) ...................
              New York City, New York,
      2,750     1990 Ser D ..............................................................
      1,545     1990 Ser D ..............................................................
      5,000   New York State, Refg Ser 1995 B ...........................................
              North Carolina,
     10,000     1997 Ser A** ............................................................
     10,000     Public School Building Ser 1999 .........................................
        500   Delaware City School District, Ohio, Constr & Impr (FGIC) .................
      2,000   Little Miami Local School District, Ohio, Ser 1998 (FGIC) .................
     10,000   South-Western City School District, Ohio, Ser 1999 (Ambac) ................
              Shelby County, Tennessee,
      5,000     Refg 1995 Ser A .........................................................
      1,000     Refg 1995 Ser A .........................................................
      4,000     Refg 1995 Ser A .........................................................



  PRINCIPAL
  AMOUNT IN      COUPON      MATURITY
  THOUSANDS       RATE         DATE             VALUE
------------- ------------- ----------- -----------------
 $   15,000      0.00 %      06/30/06    $   13,818,000
      4,000      0.00        06/30/09         3,197,680
      9,500      0.00        06/30/10         7,187,605
     25,000      0.00        06/30/11        17,870,500
     20,000      0.00        06/30/12        13,569,800
      5,000      6.00        04/01/19         5,838,550
      2,000      5.00        07/01/23         2,043,900
      4,000      0.00        07/01/08         3,412,320
      5,000     9.009[+/+]   11/15/11         6,578,100
     15,000     9.009[+/+]   11/15/13        19,775,100
      5,000      5.00        06/01/20         5,239,800
      5,000      6.25        01/01/14         6,018,000
      2,000      0.00#       01/01/17         1,348,760
     10,300      5.375       01/01/26        10,731,261
      1,000      5.50        12/01/18         1,098,940
      3,000      5.00        12/01/26         3,027,810
      3,000      6.50        06/01/17         3,747,840
      2,750      6.00        08/01/07         2,759,488
      1,545      6.00        08/01/08         1,550,330
      5,000      5.70        08/15/10         5,532,200
     10,000      5.20        03/01/16        11,390,700
     10,000      4.60        04/01/17        10,422,200
        500      5.75        12/01/20           539,925
      2,000      4.875       12/01/23         2,021,620
     10,000      4.75        12/01/19        10,218,400
      5,000      5.625       04/01/11         5,451,300
      1,000      5.625       04/01/12         1,087,940
      4,000      5.625       04/01/14         4,344,440


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
 $    5,000   North East Texas Independent School District, Ser 1999 (PSF) .............
     18,000   King County, Washington, Ltd Tax 1995 (MBIA) .............................
 ----------
    208,595
 ----------
              Educational Facilities Revenue (3.2%)
      4,000   California Public Works Board, University of California
                1993 Refg Ser A ........................................................
      2,000   District of Columbia, Georgetown University Ser 1993 .....................
      1,000   University of Idaho, Student Fee Ser H (FGIC) ............................
      7,000   Indiana University, Student Fee Ser K (MBIA) .............................
      1,000   Purdue University, Indiana, Student Fee Ser Q ............................
      2,000   Maryland Health & Educational Facilities Authority, The Johns Hopkins
                University Refg Ser 1998 ...............................................
        400   Massachusetts Industrial Finance Agency, College of the Holy Cross
                1996 Issue (MBIA) ......................................................
        500   Oakland University, Michigan, Ser 1995 (MBIA) ............................
      7,000   New Jersey Educational Facilities Authority, Princeton University
                Ser 1999 A .............................................................
              New York State Dormitory Authority,
      5,000     City University Ser 2000 A (Ambac) .....................................
      2,000     State University 1990 Ser A ............................................
      5,000     State University 1993 Ser A ............................................
              Ohio State University,
      1,500     General Receipts Ser 2002 A ............................................
      2,500     General Receipts Ser 1999 A ............................................
      4,000   Delaware County Authority, Pennsylvania, Villanova University
                Ser 1995 (Ambac) .......................................................
 ----------
     44,900
 ----------
              Electric Revenue (12.5%)
              Salt River Project Agricultural Improvement & Power District, Arizona,
     25,000     Refg 1993 Ser C (Secondary MBIA) .......................................
      4,000     Refg 2002 Ser A ........................................................
      1,500     Refg 2002 Ser A ........................................................
      1,635   Sacramento Municipal Utility District, California, Refg 1994 Ser I
                (MBIA) .................................................................
      9,000   Southern California Public Power Authority, Mead-Adelanto 1994 A
                (Ambac) ................................................................
     15,000   Colorado Springs, Colorado, Utilities Refg Ser 2002 (Ambac) ..............
      9,550   Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ..........

  PRINCIPAL
  AMOUNT IN     COUPON      MATURITY
  THOUSANDS      RATE         DATE             VALUE
------------- ------------ ----------- -----------------
 $    5,000   6.50 %        10/01/14    $    6,007,700
     18,000   6.00          01/01/23        19,686,960
 ----------                             --------------
    208,595                                205,517,169
 ----------                             --------------
      4,000
              5.50          06/01/21         4,083,120
      2,000   5.375         04/01/23         2,010,540
      1,000   5.25          04/01/31         1,032,350
      7,000   5.875         08/01/20         7,709,660
      1,000   5.75          07/01/15         1,139,510
      2,000   5.125         07/01/20         2,106,260
        400   5.50          03/01/16           441,884
        500   5.75          05/15/26           534,700
      7,000   4.75          07/01/25         7,027,160
      5,000   6.125         07/01/13         5,930,500
      2,000   7.50          05/15/13         2,613,680
      5,000   5.25          05/15/15         5,589,450
      1,500   5.00          12/01/26         1,528,140
      2,500   5.80          12/01/29         2,751,875
      4,000   5.70          08/01/15         4,419,880
 ----------                             --------------
     44,900                                 48,918,709
 ----------                             --------------
     25,000   5.50          01/01/10        28,614,250
      4,000   5.25          01/01/13         4,522,680
      1,500   5.25          01/01/19         1,621,170
      1,635   5.75          01/01/15         1,734,228
      9,000   8.47[+/+]    07/01/15        10,741,680
     15,000   5.375         11/15/20        16,247,550
      9,550   6.50          01/01/17        11,823,760


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN                                                                             COUPON       MATURITY
  THOUSANDS                                                                              RATE          DATE            VALUE
------------                                                                          ------------  ----------- ----------------
 $    5,000  Southern Minnesota Municipal Power Agency, Ser 2002 A (Ambac) .......... 5.25 %         01/01/16    $    5,612,550
     15,000  Long Island Power Authority, New York, Ser 2000 A (FSA) ................ 0.00           06/01/17         7,998,000
             North Carolina Municipal Power Agency,
      5,000    Catawba Ser 1993 (MBIA) .............................................. 9.17[+/+]      01/01/12         5,211,400
      5,000    Catawba Ser 1998 A (MBIA) ............................................ 5.50           01/01/15         5,693,900
             Puerto Rico Electric Power Authority,
     15,000    Power Ser O .......................................................... 0.00           07/01/17         7,823,400
      5,000    Power Ser EE (MBIA) .................................................. 4.50           07/01/18         5,098,900
             South Carolina Public Service Authority,
     10,000    Refg Ser 1996 A ...................................................... 5.75           01/01/13        11,150,300
      5,000    Refg Ser 2002 D (FSA) ................................................ 5.00           01/01/21         5,199,550
     15,000    1995 Refg Ser A (Ambac) .............................................. 6.25           01/01/22        16,852,500
     10,500  San Antonio, Texas, Electric & Gas Refg Ser 1994 C ..................... 7.62[+/+]      02/01/06        11,101,125
     15,000  Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA) ............... 5.75           07/01/19        16,878,300
      3,000  Chelan County Public Utility District #1, Washington, Hydro
               Ser 1997 A (AMT) ..................................................... 5.60           07/01/32         3,057,210
      5,000  Grant County Public Utility District #2, Washington, Electric
               Refg Ser 2001 H (FSA) ................................................ 5.375          01/01/18         5,409,300
      7,330  Seattle Municipal Light & Power, Washington, Impr & Refg Ser 2001
               (FSA) ................................................................ 5.50           03/01/18         7,977,312
      3,000  Washington Public Power Supply System, Project #2
              Refg Ser 1994 A (FGIC) ................................................. 0.00           07/01/09         2,384,340
 ----------                                                                                                      --------------
    189,515                                                                                                         192,753,405
 ----------                                                                                                      --------------
             Hospital Revenue (5.7%)
      3,500  Birmingham-Carraway Special Care Facilities Financing Authority,
               Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ........... 5.875          08/15/15         3,772,125
      5,000  Hawaii Department of Budget & Finance, Queen's Health
               1996 Ser A ........................................................... 6.00           07/01/20         5,245,200
      5,000  Illinois Health Facilities Authority, Loyola University Health
               Ser 2001 A ........................................................... 6.00           07/01/21         5,093,200
      1,000  Massachussetts Health & Educational Facilities Authority,
               Massachusetts General Hospital Ser F (Ambac) ......................... 6.00           07/01/15         1,040,840
     10,000  Missouri Health & Educational Facilities Authority, Barnes
               Jewish/Christian Health Ser 1993 A ................................... 5.25           05/15/14        10,877,900
      3,000  University of Missouri, Health Ser 1996 A (Ambac) ...................... 5.50           11/01/16         3,180,060
             Henderson, Nevada,
     10,065    Catholic Health West 1998 Ser A ...................................... 5.375          07/01/26         8,925,541
      2,000    Catholic Health West 1998 Ser A ...................................... 5.125          07/01/28         1,708,180


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN                                                                           COUPON       MATURITY
  THOUSANDS                                                                            RATE          DATE             VALUE
------------                                                                        ------------  ----------- -----------------
             New Jersey Health Care Facilities Financing Authority,
 $    2,000    St Barnabas Health Refg Ser 1998 B (MBIA) ..........................   5.25 %       07/01/18    $    2,117,520
      6,500    Robert Wood Johnson University Hospital, Ser 2000 ..................   5.75         07/01/25         6,927,245
      6,000  New York State Medical Care Facilities Finance Agency,
               Presbyterian Hospital - FHA Insured Mtge Ser 1994 A ................   5.25         08/15/14         6,334,620
             North Carolina Medical Care Commission,
      5,000    Presbyterian Health Services Corp Refg Ser 1993 ....................   5.50         10/01/20         5,101,650
      4,000  Pitt County Memorial Hospital Ser 1998 A .............................   4.75         12/01/28         3,816,880
        700  Akron, Bath & Copley Joint Township Hospital District, Ohio, Summa
               Health Ser 1992 A ..................................................   6.25         11/15/07           714,924
      3,000  Erie County Hospital Facility, Ohio, Firelands Regional Medical Center
               Ser 2002 ...........................................................   5.625        08/15/32         3,024,840
      5,000  Lorain County, Ohio, Catholic Health Ser 2001 A ......................   5.25         10/01/33         5,011,800
      5,000  Pennsylvania Higher Educational Facilities Authority, University of
               Pennsylvania Ser A 1996 ............................................   5.75         01/01/22         5,049,650
      5,000  South Carolina Jobs-Economic Development Authority, Bon Secours
               Health Ser 2002 A ..................................................   5.625        11/15/30         4,940,700
      5,000  North Central Texas Health Facilities Development Corporation
               University Medical Center Inc Ser 1997 (FSA) .......................   5.45         04/01/15         5,323,600
 ----------                                                                                                    --------------
     86,765                                                                                                        88,206,475
 ----------                                                                                                    --------------
             Industrial Development/Pollution Control Revenue (4.2%)
      1,500  Hawaii Department of Budget & Finance, Hawaii Electric Co
               Ser 1995 A (AMT) (MBIA) ............................................   6.60         01/01/25         1,636,605
      5,000  Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .............   7.00         06/01/31         5,097,500
      8,500  Massachusetts Industrial Finance Agency, Eastern Edison Co
               Refg Ser 1993 ......................................................   5.875        08/01/08         8,809,910
      2,475  Lapeer Economic Development Corporation, Michigan, Dott
               Manufacturing Co Ser 1989 A (AMT) ..................................  10.65         11/15/17         1,488,094
             Michigan Strategic Fund,
      1,000    Ford Motor Co Refg Ser 1991 A ......................................   7.10         02/01/06         1,044,980
     10,000  Detroit Edison Co Ser 1999 B (AMT) ...................................   5.65         09/01/29        10,224,500
        500  Monroe County, Michigan, Detroit Edison Co Collateralized
               Ser 1-1992 (AMT) (MBIA) ............................................   6.875        09/01/22           514,720
        300  Bass Brook, Minnesota, Minnesota Power & Light Co Refg Ser 1992.......   6.00         07/01/22           305,673
             New Jersey Economic Development Authority,
      6,000    Continental Airlines Inc Ser 1999 (AMT) ............................   6.625        09/15/12         4,450,920
      4,000    Continental Airlines Inc Ser 1999 (AMT) ............................   6.25         09/15/19         2,846,640
      2,500  Ohio Water Development Authority, Dayton Power & Light Co
               Collateralized Refg 1992 Ser A .....................................   6.40         08/15/27         2,546,850


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN                                                                              COUPON       MATURITY
  THOUSANDS                                                                               RATE          DATE            VALUE
------------                                                                           ------------  ----------- ----------------
 $   11,500  Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995 ....................   6.00 %       11/01/14    $    4,902,220
     10,000  Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001 B (AMT) ....   5.75         05/01/30         9,500,300
     10,000  Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ..........   6.90         02/01/13        10,592,500
 ----------                                                                                                       --------------
     73,275                                                                                                           63,961,412
 ----------                                                                                                       --------------
             Mortgage Revenue - Multi-Family (1.0%)
      1,320  Massachussetts Housing Finance Agency, Rental 1994 Ser A
               (AMT) (Ambac) .........................................................   6.60         07/01/14         1,375,651
      5,000  New Jersey Housing Agency, 1995 Ser A (Ambac) ...........................   6.00         11/01/14         5,258,700
             New York City Housing Development Corporation, New York,
      3,937    Ruppert Project - FHA Ins Sec 223F ....................................   6.50         11/15/18         4,139,175
      3,786    Stevenson Commons Project - FHA Ins Sec 223F ..........................   6.50         05/15/18         3,979,447
 ----------                                                                                                       --------------
     14,043                                                                                                           14,752,973
 ----------                                                                                                       --------------
             Mortgage Revenue - Single Family (4.9%)
             Alaska Housing Finance Corporation,
      2,000    Governmental 1995 Ser A (MBIA) ........................................   5.875        12/01/24         2,058,240
     15,000    1997 Ser A (MBIA) .....................................................   6.00         06/01/27        15,432,749
      2,440  California Housing Finance Agency, Home 1983 Ser B ......................   0.00         08/01/15           834,578
             Colorado Housing & Finance Authority,
        830    1997 Ser B-2 (AMT) ....................................................   7.00         05/01/26           841,944
      1,190    1998 Ser A-2 (AMT) ....................................................   6.60         05/01/28         1,274,538
      1,115    1997 Ser C-2 (AMT) ....................................................   6.875        11/01/28         1,129,551
      3,110  Connecticut Housing Finance Authority, 2000 Subser B-2 (AMT) ............   5.85         05/15/31         3,246,498
      6,935  Hawaii Housing Finance & Development Corporation, Purchase
               1997 Ser A (AMT) ......................................................   5.75         07/01/30         7,150,817
        170  Idaho Housing Agency, Ser 1988 D-2 (AMT) ................................   8.25         01/01/20           183,575
             Chicago, Illinois,
        730    GNMA-Backed Ser 1997 B (AMT) ..........................................   6.95         09/01/28           767,887
        795    GNMA-Backed Ser 1997 A (AMT) ..........................................   7.25         09/01/28           834,790
        155  Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT) (MBIA) .............   8.00         11/01/20           155,170
        200  Saint Tammany Public Trust Finance Authority, Louisiana,
               Refg Ser 1990 B .......................................................   7.25         07/25/11           206,149
        165  Massachusetts Housing Finance Agency, Housing Ser 21 (AMT) ..............   7.125        06/01/25           167,731
        155  Minnesota Housing Finance Agency, Ser 1992 H (AMT) ......................   6.50         01/01/26           158,247


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN                                                                            COUPON       MATURITY
  THOUSANDS                                                                             RATE          DATE             VALUE
------------                                                                         ------------  ----------- -----------------
             Missouri Housing Development Commission,
 $    1,465    Homeownership 1996 Ser C (AMT) ......................................   7.45 %       09/01/27    $    1,567,843
        920    Homeownership 1997 Ser A-2 (AMT) ....................................   7.30         03/01/28           990,757
      2,385    Homeownership 1997 Ser C-1 ..........................................   6.55         09/01/28         2,559,892
        350    Homeownership 1998 Ser B-2 (AMT) ....................................   6.40         03/01/29           369,558
      1,410    Homeownership Ser 2000 B-1 (AMT) ....................................   7.45         09/01/31         1,542,244
             New Hampshire Housing Finance Authority,
      3,800    Mortgage Acquisition 2000 Ser B (AMT) ...............................   6.70         07/01/29         4,198,126
        285    Residential GNMA-Backed Ser 1989 B (AMT) ............................   7.70         07/01/29           286,000
     11,925  Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT) ...........   6.10         09/01/28        12,530,194
      2,995  Oregon Housing & Community Service Department, Ser 2000 F
               (AMT) ...............................................................   6.25         07/01/28         3,164,966
             Tennessee Housing Department Agency,
      3,585    Mortgage Finance 1993 Ser A .........................................   5.90         07/01/18         3,673,872
        700    Mortgage Finance 1994 Ser B (AMT) ...................................   6.55         07/01/19           718,641
      8,845    Mortgage Finance 1993 Ser A .........................................   5.95         07/01/28         9,024,377
         95  Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E (AMT)         6.50         07/01/26            96,645
 ----------                                                                                                     --------------
     73,750                                                                                                         75,165,579
 ----------                                                                                                     --------------
             Nursing & Health Related Facilities Revenue (0.6%)
        910  Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990 (a) ......................  10.25         01/01/20           548,220
      1,810  Lexington-Fayette Urban County Government, Kentucky,
               AHF/Kentucky-Iowa Inc Ser 1990 (a) ..................................  10.25         01/01/20         1,090,416
        500  Minneapolis & Saint Paul Housing & Redevelopment Authority,
               Minnesota, Group Health Plan Inc Ser 1992 ...........................   6.75         12/01/13           510,410
      2,000  New York State Dormitory Authority, Mental Health Ser 1999 C
               (MBIA) ..............................................................   4.75         08/15/22         2,009,260
      1,815  Chester County Industrial Development Authority, Pennsylvania,
               RHA/PA Nursing Home Inc Ser 1989 ....................................   8.50         05/01/32         1,834,112
             Kirbyville Health Facilities Development Authority, Texas,
        623    Heartway III Corp Ser 1998 B (b) ....................................   6.00         03/20/04            31,150
      3,565    Heartway III Corp Ser 1998 A ........................................  10.00         03/20/18         3,068,781
 ----------                                                                                                     --------------
     11,223                                                                                                          9,092,349
 ----------                                                                                                     --------------
             Public Facilities Revenue (2.5%)
      9,000  Arizona School Facilities Board, School Improvement Ser 2001 ..........   5.50         07/01/18         9,964,710
      2,000  North City West School Facilities Authority, California, Community
               District #1 Special Tax Ser 1995 B (FSA) ............................   6.00         09/01/19         2,283,280
      5,000  Denver, Colorado, Civic Center Ser 2000 B COPs (Ambac) ................   5.50         12/01/25         5,318,400


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
 $     1,000  Jacksonville, Florida, Sales Tax Ser 2001 (Ambac) ........................
       3,495  Illinois, Civic Center Dedicated Tax Ser 1991 (Ambac) ....................
       4,000  Michigan, 525 Redevco Inc COPs (Ambac) ...................................
              Ohio Building Authority,
       5,000    1985 Ser C ...............................................................
       5,000    Administrative Building 2001 Ser A (FSA) .................................
 -----------
      34,495
 -----------
              Recreational Facilities Revenue (2.2%)
       3,190  Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ..................
              Metropolitan Football Stadium District, Colorado,
       4,000    Sales Tax Ser 1999 A (MBIA) ..............................................
       3,650    Sales Tax Ser 1999 A (MBIA) ..............................................
       2,000    Sales Tax Ser 1999 A (MBIA) ..............................................
       9,000  Mashantucket Western Pequot Tribe, Connecticut, Special
                1997 Ser B ...............................................................
      20,000  Metropolitan Pier & Exposition Authority, Illinois, Refg Ser 2002 B
                (MBIA) ...................................................................
       5,000  Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ........................
 -----------
      46,840
 -----------
              Resource Recovery Revenue (1.2%)
      18,000  Northeast Maryland Waste Disposal Authority, Montgomery County
                Ser 1993 A (AMT) .........................................................
 -----------
              Retirement & Life Care Facilities Revenue (0.4%)
              Riverside County Public Financing Authority, California,
       2,000    Air Force Village West Inc COPs ..........................................
       3,900    Air Force Village West Inc COPs ..........................................
 -----------
       5,900
 -----------
              Tax Allocation Revenue (0.3%)
       5,000  Rosemead Redevelopment Agency, California, Project # 1
              Ser 1993 A ...............................................................

              Transportation Facilities Revenue (17.8%)
       4,140  Phoenix, Arizona, Street & Highway Jr Lien Refg Ser 2002 (FGIC) ..........
       5,000  San Fransisco Bay Area Rapid Transit District, California, Sales Tax
              Ser 1998 (Ambac) .........................................................
       2,500  Colorado Department of Transportation, Refg Ser 2002 B (MBIA) ............



  PRINCIPAL
  AMOUNT IN      COUPON       MATURITY
  THOUSANDS       RATE          DATE             VALUE
------------- -------------- ----------- -----------------
 $     1,000  5.50 %          10/01/17    $    1,108,980
       3,495  6.25            12/15/20         4,240,728
       4,000  5.50            06/01/27         4,196,720
       5,000  9.75            10/01/05         5,849,900
       5,000  5.50            10/01/18         5,498,400
 -----------                              --------------
      34,495                                  38,461,118
 -----------                              --------------
       3,190  5.00            11/01/08         3,229,397
       4,000  0.00            01/01/10         3,109,520
       3,650  0.00            01/01/11         2,683,991
       2,000  0.00            01/01/12         1,394,160
       9,000  5.75            09/01/27         9,020,430
      20,000  0.00[+/+ +/+]   06/15/22         9,779,400
       5,000  5.25            12/01/32         5,186,550
 -----------                              --------------
      46,840                                  34,403,448
 -----------                              --------------
      18,000  6.30            07/01/16        18,665,640
 -----------                              --------------
       2,000  5.75            05/15/19         2,004,460
       3,900  5.80            05/15/29         3,818,256
 -----------                              --------------
       5,900                                   5,822,716
 -----------                              --------------
       5,000  5.60            10/01/33         5,042,050
                                          --------------
       4,140  5.00            07/01/11         4,602,811
       5,000  4.75            07/01/23         4,993,500
       2,500  5.50            06/15/16         2,878,775


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
             E-470 Public Highway Authority, Colorado,
 $   15,000    Ser 1997 B (MBIA) .......................................................
      5,000    Ser 1997 B (MBIA) .......................................................
     10,000  Metropolitan Washington Airport Authority, District of Columbia &
               Virginia, Ser 2001A (AMT) (MBIA)++ ......................................
      8,500  Jacksonville, Florida, Transportation Ser 2001 (MBIA) .....................
      2,000  Lee County, Florida, Transportation Ser 1995 (MBIA) .......................
             Mid-Bay Bridge Authority, Florida,
      8,710    Sr Lien Crossover Refg Ser 1993 A (Ambac) ...............................
      3,000    Ser 1997 A (Ambac) ......................................................
      5,000  Atlanta, Georgia, Airport Ser 2000 (FGIC) .................................
      3,460  Hawaii, Airport 2000 Ser B (AMT) (FGIC) ...................................
      6,000  Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) ..........
      2,545  Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) ...............................................
      2,000  Kansas Department of Transportation, Highway Refg Ser 1998 ................
             Kentucky Turnpike Authority,
      9,000    Economic Development Road Refg Ser 1995 (Ambac) .........................
      3,500    Resource Recovery Road 1987 Ser A BIGS ..................................
     30,000    Resource Recovery Road 1987 Ser A .......................................
      8,800  Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ...............
      4,140  Missouri Highways & Transportation Commission, Ser A 2001 .................
             St. Louis, Missouri,
      4,000    Lambert-St- Louis International Airport Ser 2000 ........................
      3,000    Lambert-St- Louis International Airport Ser 2000 ........................
      3,500    Lambert-St- Louis International Airport Ser 2000 ........................
      5,000  Nevada Department of Business & Industry, Las Vegas Monorail
               1st Tier Ser 2000 (Ambac) ...............................................
             New Jersey Highway Authority,
     10,000    Senior Parkway 2001 Ser (FGIC) ..........................................
      7,000    Senior Parkway 1999 Ser .................................................
      6,595  Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) ..............
             Metropolitan Transportation Authority, New York,
      1,460    Service Contract Refg Ser 2002 A (MBIA) .................................
      5,000    Service Contract Refg Ser 2002 B (MBIA) .................................
     10,000    Transportation Refg Ser 2002 A (Ambac) ..................................
      3,500  Ohio Turnpike Commission, Ser 1998 B (FGIC) ...............................
      3,000  Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) ......................



  PRINCIPAL
  AMOUNT IN    COUPON      MATURITY
  THOUSANDS     RATE         DATE             VALUE
------------ ------------ ----------- -----------------
 $   15,000    0.00 %      09/01/14    $    9,006,900
      5,000    0.00        09/01/16         2,664,150
     10,000    5.50        10/01/27        10,399,300
      8,500    5.00        10/01/26         8,650,110
      2,000    5.75        10/01/22         2,173,100
      8,710    5.85        10/01/13        10,214,478
      3,000    0.00        10/01/21         1,114,440
      5,000    5.875       01/01/17         5,585,900
      3,460    6.625       07/01/17         4,088,959
      6,000    5.75        06/01/21         6,923,820
      2,545    7.90        07/01/14         2,573,733
      2,000    5.50        09/01/14         2,313,820
      9,000    6.50        07/01/08        10,719,450
      3,500    8.50        07/01/06         4,255,405
     30,000    5.00        07/01/08        30,085,200
      8,800    5.55        01/01/17         9,109,760
      4,140    5.125       02/01/19         4,410,797
      4,000    6.00        01/01/07         4,048,760
      3,000    6.00        01/01/08         3,031,710
      3,500    6.125       01/01/09         3,533,845
      5,000    5.375       01/01/40         5,163,250
     10,000    5.25        01/01/19        10,741,400
      7,000    5.625       01/01/30         7,524,020
      6,595    6.375       07/01/15         7,446,678
      1,460    5.50        01/01/20         1,595,459
      5,000    5.50        07/01/24         5,359,100
     10,000    5.50        11/15/18        11,101,000
      3,500    4.50        02/15/24         3,365,880
      3,000    4.75        12/01/27         2,998,140


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN                                                                              COUPON       MATURITY
  THOUSANDS                                                                               RATE          DATE             VALUE
------------                                                                           ------------  ----------- -----------------
             Puerto Rico Highway & Transportation Authority,
 $   10,000    Refg Ser X ............................................................    5.50 %      07/01/15    $   11,223,200
      2,000    Ser 1998 A ............................................................    4.75        07/01/38         1,923,740
     10,000  South Carolina Transportation Infrastructure Bank, Ser 1999 A
               (Ambac) ...............................................................    5.50        10/01/16        11,163,000
     11,000  Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) ...............    6.125       11/15/25        12,172,930
      7,500  Dallas Area Rapid Transit, Texas, Senior Lien Ser 2001 (Ambac) ..........    5.00        12/01/31         7,564,125
      4,000  Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC).....    5.625       11/01/15         4,359,560
      5,000  Houston, Texas, Airport Sub Lien Ser 2000 A (AMT) (FSA) .................    5.875       07/01/17         5,476,150
     15,000  Texas Turnpike Authority, Texas, Ser 2002 A (Ambac) .....................    5.00        08/15/42        15,008,250
      4,000  Pocahontas Parkway Association, Virginia, Route 895 Connector
               Ser 1998 A ............................................................    5.50        08/15/28         2,755,080
 ----------                                                                                                       --------------
    268,850                                                                                                          274,319,685
 ----------                                                                                                       --------------
             Water & Sewer Revenue (10.2%)
      4,435  Jefferson County, Alabama, Sewer Ser 1997 D (FGIC) ......................    5.75        02/01/22         4,825,236
     10,000  Los Angeles, California, Wastewater Ser 1994-A (MBIA) ...................    5.875       06/01/24        10,760,800
      2,000  San Francisco Public Utilities Commission, California, Water
               1996 Ser A ............................................................    5.00        11/01/21         2,036,300
      5,000  Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ...................    4.75        10/01/23         5,013,850
      1,600  Northern Palm Beach County Improvement District, Florida, Water
               Control & Impr #9A Ser 1996 A .........................................    6.80        08/01/06         1,720,784
      5,000  Augusta, Georgia, Water & Sewer Ser 2000 (FSA) ..........................    5.25        10/01/26         5,198,700
     10,000  Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ................    4.75        01/01/28         9,906,100
      8,000  Indiana Bond Bank, Revolving Fund Ser 2001A .............................    5.375       02/01/19         8,770,080
      8,000  Indianapolis, Indiana, Industrial Local Public Improvement Bond Bank
               Water Works Ser 2002 A (MBIA) .........................................    5.125       07/01/27         8,200,160
      2,700  Kansas Development Finance Authority, Public Water Supply
               Ser 2000-2 (Ambac) ....................................................    5.75        04/01/17         3,067,875
     10,000  Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
               Ser 1998 A (FGIC) .....................................................    4.75        05/15/28         9,848,700
      6,000  Boston Water & Commission, Massachusetts Ser 1998 Ser D (FGIC)...........    4.75        11/01/22         6,037,920
             Detroit, Michigan,
      3,320    Sewage Refg Ser 1993 A (FGIC) .........................................    5.70        07/01/13         3,457,813
     10,000    Water Supply Sr Lien Ser 2001-A (FGIC) ................................    5.25        07/01/33        10,325,200
      5,000  Truckee Meadows Water Authority, Nevada, Ser 2001 A (FSA) ...............    5.125       07/01/30         5,081,950
      5,000  Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ................    5.00        01/01/23         5,085,600
      5,000  Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC) ...............    4.50        01/01/24         4,796,500
      5,000  Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) ..............    5.25        06/01/28         5,235,650


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
            Metropolitan Government of Nashville & Davidson County, Tennessee,
 $  2,000     Refg Ser 1986 .............................................................
    6,000     Refg Ser 1998 A (FGIC) ....................................................
    7,100   Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) ...................
    5,000   Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ..............
            San Antonio, Texas,
    1,000     Water & Refg Ser 2002 (FSA) ...............................................
   16,000     Water & Refg Ser 2002 (FSA) ...............................................
    5,000   Tarrant Regional Water District, Texas, Water Ser 2002 (FSA) (WI) .........
    1,300   Wichita Falls, Texas, Water & Sewer 2001 (Ambac) ..........................
    1,500   Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ............
 --------
  150,955
 --------
            Other Revenue (1.4%)
    8,000   New York City Transitional Finance Authority, New York,
              Refg 2003 Ser A ...........................................................
            New York Local Government Assistance Corporation,
    5,000     Ser 1993 C ................................................................
    6,000     Ser 1995 A ................................................................
 --------
   19,000
 --------
            Refunded (10.9%)
    5,565   Jefferson County, Alabama, Sewer Ser 1997 D (FGIC) ........................
    9,000   Los Angeles Convention & Exhibition Center Authority, California,
              Ser 1985 COPs .............................................................
   19,600   San Francisco Redevelopment Agency, California, George R Moscone
              Convention Ctr Ser 1988 ...................................................
    5,000   Southern California Public Power Authority, Palo Verde Ser A (Ambac)
              (ETM) .....................................................................
    2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) .......................
    8,000   Hawaii, 1999 Ser CT (FSA) .................................................
            Massachusetts,
   10,000     2000 Ser C (original maturity 10/01/14) ...................................
   10,000     2000 Ser C (original maturity 10/01/19) ...................................
   12,000     2000 Ser B ................................................................
    2,500   Massachusetts, Health & Educational Facilities Authority, Malden
              Hospital - FHA Ins Mtge Ser A (ETM) .......................................
            New York State Dormitory Authority,
    7,800     State University Ser 2000 B ...............................................
   13,090     Suffolk County Judicial Ser 1986 (ETM) ....................................



 PRINCIPAL
 AMOUNT IN    COUPON       MATURITY
 THOUSANDS     RATE          DATE              VALUE
----------- ------------ ------------- -----------------
 $  2,000      5.50 %       01/01/16    $    2,006,160
    6,000      4.75         01/01/22         6,021,300
    7,100      5.75         05/15/17         7,954,769
    5,000      5.25         12/01/30         5,146,550
    1,000      5.50         05/15/19         1,093,330
   16,000      5.00         05/15/28        16,152,960
    5,000      5.375        03/01/16         5,560,550
    1,300      5.375        08/01/24         1,361,334
    1,500      4.75         01/01/21         1,517,925
 --------                               --------------
  150,955                                  156,184,096
 --------                               --------------
    8,000      5.50         11/01/26         8,948,240
    5,000      5.50         04/01/17         5,656,850
    6,000      6.00         04/01/24         6,397,320
 --------                               --------------
   19,000                                   21,002,410
 --------                               --------------
    5,565      5.75         02/01/07+        6,393,406
    9,000      9.00         12/01/05+       10,935,270
   19,600      8.50         07/01/04+       21,938,476
    5,000      5.00         07/01/15         5,180,450
    2,500      6.875        10/01/22         3,247,500
    8,000      5.875        09/01/09+        9,484,560
   10,000      5.75         10/01/10+       11,703,800
   10,000      5.75         10/01/10+       11,703,800
   12,000      6.00         06/01/10+       14,192,880
    2,500      5.00         08/01/16         2,745,575
    7,800      5.375        05/15/10+        9,019,452
   13,090      7.375        07/01/16        16,502,694


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Charlotte, North Carolina,
 $    5,000     Water & Sewer Ser 2000 ...............................................
      4,000     Water & Sewer Ser 2000 (original maturity 06/01/19) ..................
      4,000     Water & Sewer Ser 2000 (original maturity 06/01/20) ..................
      1,000   Winston-Salem, North Carolina, Water & Sewer Refg Ser 2001 .............
     12,000   Pennsylvania, First Ser 1995 (FGIC) ....................................
      9,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ...............
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) ..................
 ----------
    145,055
 ----------
  1,396,161   Total Tax-Exempt Municipal Bonds (Cost $1,309,220,235)..................
 ----------
              Short-Term Tax-Exempt Municipal Obligations (6.7%)
      3,500   Maricopa County Pollution Control Corporation, Arizona Public
                Service Co Palo Verde Ser 1994 C (Demand 01/02/03) ...................
     32,000   Idaho Health Facilities Authority, St Lukes Regional Medical Ser 2000
                (FSA) (Demand 01/02/03) ..............................................
     16,400   Missouri Health & Educational Facilities Authority, Cox Health
                Ser 1997 (MBIA) (Demand 01/02/03) ....................................
      1,200   Union County Industrial Pollution Control Finance Authority,
                New Jersey, Exxon Corp Ser 1994 (Demand 01/02/03) ....................
      2,000   New York State Dormitory Authority, State University Ser 1989 B ........
      5,600   University Hospital at Chapel Hill, North Carolina, Ser 2001 A
                (Demand 01/02/03) ....................................................
     14,700   Harris County Health Facilities Authority, Texas, St Luke's Episcopal
                Hospital Ser 2001 B (Demand 01/02/03) ................................
     25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H GAINS ................
      2,000   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B .........
 ----------
    102,400   Total Short-Term Tax-Exempt Municipal Obligations (Cost $102,327,800)...
 ----------
 $1,498,561   Total Investments (Cost $1,411,548,035) (c) ............................
 ==========
              Other Assets In Excess of Liabilities ..................................
              Net Assets .............................................................



  PRINCIPAL
  AMOUNT IN     COUPON        MATURITY
  THOUSANDS      RATE           DATE               VALUE
------------- ------------ --------------- -----------------
 $    5,000     5.25 %         06/01/10+    $    5,725,250
      4,000     5.75           06/01/10+         4,711,480
      4,000     5.75           06/01/10+         4,711,480
      1,000     5.00           06/01/11+         1,123,680
     12,000     5.50           05/01/05+        13,271,280
      9,000     4.70           02/01/06          9,783,000
      5,000     5.00           06/01/15          5,504,400
 ----------                                 --------------
    145,055                                    167,878,433
 ----------                                 --------------
  1,396,161                                  1,420,147,667
 ----------                                 --------------
      3,500     1.80*           05/01/29         3,500,000
     32,000     1.63*           07/01/30        32,000,000
     16,400     1.75*           06/01/15        16,400,000
      1,200     1.35*           07/01/33         1,200,000
      2,000     0.00            05/15/03         1,988,900
      5,600     1.63*           02/15/31         5,600,000
     14,700     1.80*           12/01/32        14,700,000
     25,000    10.00            07/01/03+       26,335,500
      2,000     5.625           05/15/03+        2,072,780
 ----------                                 --------------
    102,400                                    103,797,180
 ----------                                 --------------
 $1,498,561                         99.1%    1,523,944,847
 ==========
                                     0.9        14,502,777
                                            --------------
                                   100.0%   $1,538,447,624
                                            ==============






                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 continued


------------

AMT       Alternative Minimum Tax.

BIGS      Bond Income Growth Securities.

COPs      Certificates of Participation.

ETM       Escrowed to maturity.

GAINS     Growth and Income Security.

PSF       Texas Permanent School Fund Guarantee Program.

RITES     Residual Interest Tax-Exempt Securities.

WI        Security purchased on a "when-issued" basis.

+         Prerefunded to call date shown.

++        Joint exemption in locations shown.

[+/+] Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term security fluctuates.

# Currently a zero coupon security; will convert to 5.38% on January 1, 2011.

[+/+ +/+] Currently a zero coupon security; will convert to 5.65% on June 15, 2017.

*         Current coupon of variable rate demand obligation.

** A portion of this security has been segregated in connection with the purchase of a "when-issued" security.

(a) Issuer has entered into a forbearance agreement for partial payment of debt service.

(b)       Non-income producing security; bond in default.

(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $125,367,242, and the aggregate gross unrealized depreciation is $12,970,430, resulting in net unrealized appreciation of $112,396,812.


Bond Insurance:

Ambac        Ambac Assurance Corporation.

Connie Lee   Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
             Assurance Corporation.

FGIC         Financial Guaranty Insurance Company.

FSA          Financial Security Assurance Inc.

MBIA         Municipal Bond Investors Assurance Corporation.



                       Geographic Summary of Investments

               Based on Market Value as a Percent of Net Assets





Alabama ................     1.0%  Idaho ..................     2.2%
Alaska .................     4.8   Illinois ...............     3.4
Arizona ................     3.4   Indiana ................     1.7
California .............     6.1   Kansas .................     0.7
Colorado ...............     3.2   Kentucky ...............     3.6
Connecticut ............     2.7   Maryland ...............     1.4
District of Columbia....     0.8   Massachusetts ..........     4.4
Florida ................     2.5   Michigan ...............     2.1
Georgia ................     2.1   Minnesota ..............     0.4
Hawaii .................     1.8   Missouri ...............     3.4


Nevada ..................     1.6%  South Carolina ............     3.9%
New Hampshire ...........     0.3   Tennessee .................     2.1
New Jersey ..............     3.1   Texas .....................     9.5
New Mexico ..............     0.5   Utah ......................     3.2
New York ................     7.5   Virginia ..................     1.1
North Carolina ..........     4.1   Washington ................     2.5
Ohio ....................     4.3   Wisconsin .................     0.7
Oregon ..................     0.2   Joint exemption* ..........    (0.7)
                                                                   ----
Pennsylvania ............     1.8
Puerto Rico .............     1.7   Total .....................    99.1%
                                                                   ====



------------

* Joint exemption has been included in each geographic location.


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
December 31, 2002





Assets:
Investments in securities, at value
  (cost $1,411,548,035)..........................  $1,523,944,847
Cash ............................................          17,296
Receivable for:
     Interest ...................................      25,083,783
     Investments sold ...........................       1,931,450
     Shares of beneficial interest sold .........         778,255
Prepaid expenses and other assets ...............          52,006
                                                   --------------
   Total Assets .................................   1,551,807,637
                                                   --------------
Liabilities:
Payable for:
     Dividends and distributions to
        shareholders ............................       6,227,329
     Investment purchased .......................       5,464,918
     Shares of beneficial interest
        redeemed ................................         660,952
     Investment management fee ..................         539,567
     Distribution fee ...........................         158,646
Accrued expenses and other payables .............         308,601
                                                   --------------
   Total Liabilities ............................      13,360,013
                                                   --------------
     Net Assets .................................  $1,538,447,624
                                                   ==============
Composition of Net Assets:
Paid-in-capital .................................  $1,425,708,385
Net unrealized appreciation .....................     112,396,812
Dividends in excess of net investment
  income ........................................        (431,500)
Accumulated undistributed net realized
  gain ..........................................         773,927
                                                   --------------
   Net Assets ...................................  $1,538,447,624
                                                   ==============
Class A Shares:
Net Assets ......................................  $  120,658,608
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      10,154,885
   Net Asset Value Per Share ....................  $        11.88
                                                   ==============
     Maximum Offering Price Per Share,
     (net asset value plus 4.44% of net
        asset value) ............................  $        12.41
                                                   ==============
Class B Shares:
Net Assets ......................................  $  235,357,734
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      19,722,867
   Net Asset Value Per Share ....................  $        11.93
                                                   ==============
Class C Shares:
Net Assets ......................................  $   29,648,105
Shares Outstanding (unlimited authorized,
  $.01 par value)................................       2,491,218
   Net Asset Value Per Share ....................  $        11.90
                                                   ==============
Class D Shares:
Net Assets ......................................  $1,152,783,177
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      97,059,258
   Net Asset Value Per Share ....................  $        11.88
                                                   ==============



Statement of Operations
For the year ended December 31, 2002





Net Investment Income:
Interest Income ...............................    $ 78,720,020
                                                   ------------
Expenses
Investment management fee .....................       6,041,228
Distribution fee (Class A shares) .............          68,576
Distribution fee (Class B shares) .............       1,313,774
Distribution fee (Class C shares) .............         155,765
Transfer agent fees and expenses ..............         706,778
Shareholder reports and notices ...............         118,749
Registration fees .............................          72,024
Professional fees .............................          61,517
Custodian fees ................................          60,569
Trustees' fees and expenses ...................          28,138
Other .........................................          65,911
                                                   ------------
   Total Expenses .............................       8,693,029
Less: expense offset ..........................         (60,300)
                                                   ------------
     Net Expenses .............................       8,632,729
                                                   ------------
     Net Investment Income ....................      70,087,291
                                                   ------------
Net Realized and Unrealized Gain:
Net realized gain .............................       8,090,590
Net change in unrealized appreciation .........      48,291,629
                                                   ------------
   Net Gain ...................................      56,382,219
                                                   ------------
Net Increase ..................................    $126,469,510
                                                   ============




                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                 FOR THE YEAR         FOR THE YEAR
                                                                                    ENDED                 ENDED
                                                                              DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                             -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................     $   70,087,291        $   73,748,185
Net realized gain ........................................................          8,090,590            14,729,433
Net change in unrealized appreciation ....................................         48,291,629           (30,548,675)
                                                                               --------------        --------------
  Net Increase ...........................................................        126,469,510            57,928,943
                                                                               --------------        --------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares .........................................................         (1,788,839)           (1,254,363)
  Class B shares .........................................................         (9,447,499)           (8,231,300)
  Class C shares .........................................................           (929,364)             (623,141)
  Class D shares .........................................................        (57,919,499)          (62,820,874)

Net realized gain*
  Class A shares .........................................................           (624,930)             (226,211)
  Class B shares .........................................................         (1,480,545)           (1,675,552)
  Class C shares .........................................................           (177,816)             (134,866)
  Class D shares .........................................................         (7,487,752)           (9,992,484)
                                                                               --------------        --------------
  Total Dividends and Distributions ......................................        (79,856,244)          (84,958,791)
                                                                               --------------        --------------
Net increase from transactions in shares of beneficial interest ..........         58,795,650           416,883,986
                                                                               --------------        --------------
  Net Increase ...........................................................        105,408,916           389,854,138
Net Assets:
Beginning of period ......................................................      1,433,038,708         1,043,184,570
                                                                               --------------        --------------
End of Period
(Including dividends in excess of net investment income of $431,500 and
$502,585, respectively)...................................................     $1,538,447,624        $1,433,038,708
                                                                               ==============        ==============
----------
* Includes short-term gains of
 Class A shares ..........................................................           $ 50,013              $ 12,568
 Class B shares ..........................................................             97,264                93,088
 Class C shares ..........................................................             12,240                 7,493
 Class D shares ..........................................................            478,843               555,149
                                                                                     --------              --------
   Total short-term gains ................................................           $638,360              $668,298
                                                                                     ========              ========


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002


1. Organization and Accounting Policies

Morgan Stanley Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Tax-Exempt Securities Trust
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 continued


D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion. Effective May 1, 2002, the Agreement was amended to reduce the annual rate to 0.30% of the portion of daily net assets exceeding $2.5 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is

Morgan Stanley Tax-Exempt Securities Trust
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 continued



accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $6,942,458 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $500, $366,966 and $12,424, respectively and received $405,578 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002 aggregated $184,711,959 and $227,795,191, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $23,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees

Morgan Stanley Tax-Exempt Securities Trust
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 continued



and expenses in the Statement of Operations amounted to $15,913. At December 31, 2002, the Fund had an accrued pension liability of $122,342 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:





                                                                  FOR THE YEAR                     FOR THE YEAR
                                                                     ENDED                             ENDED
                                                               DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                        -------------------------------- ---------------------------------
                                                             SHARES          AMOUNT            SHARES           AMOUNT
                                                        --------------- ----------------  --------------- -----------------
CLASS A SHARES
Sold ..................................................     7,617,423    $   89,539,965       9,079,007    $  106,404,463
Reinvestment of dividends and distributions ...........       126,463         1,492,518          72,684           849,252
Shares issued in connection with the acquisition of the
 Morgan Stanley Select Municipal Reinvestment Fund
 (See Note 10) ........................................     6,193,528        73,196,868              --                --
Redeemed ..............................................    (6,128,267)      (71,987,138)     (8,658,058)     (101,626,375)
                                                           ----------    --------------      ----------    --------------
Net increase - Class A ................................     7,809,147        92,242,213         493,633         5,627,340
                                                           ----------    --------------      ----------    --------------
CLASS B SHARES
Sold ..................................................     7,363,472        86,955,912      12,357,534       146,088,789
Reinvestment of dividends and distributions ...........       465,106         5,489,292         425,915         4,995,569
Redeemed ..............................................    (5,439,491)      (64,199,912)     (8,799,577)     (104,075,933)
                                                           ----------    --------------      ----------    --------------
Net increase - Class B ................................     2,389,087        28,245,292       3,983,872        47,008,425
                                                           ----------    --------------      ----------    --------------
CLASS C SHARES
Sold ..................................................     2,498,384        29,369,636       3,003,253        35,407,606
Reinvestment of dividends and distributions ...........        62,523           736,937          46,554           544,567
Redeemed. .............................................    (1,480,576)      (17,373,619)     (2,625,832)      (30,951,538)
                                                           ----------    --------------      ----------    --------------
Net increase - Class C ................................     1,080,331        12,732,954         423,975         5,000,635
                                                           ----------    --------------      ----------    --------------
CLASS D SHARES
Sold ..................................................     5,241,723        61,748,259       1,685,751        19,857,745
Reinvestment of dividends and distributions ...........     2,768,369        32,495,282       3,040,733        35,527,928
Shares issued in connection with the acquisition of the
 Morgan Stanley Dean Witter Municipal Income Trusts
 (See Note 9) .........................................             -                 -      48,557,606       571,263,372
Redeemed ..............................................   (14,371,570)     (168,668,350)    (22,748,737)     (267,401,459)
                                                          -----------    --------------     -----------    --------------
Net increase (decrease) - Class D .....................    (6,361,478)      (74,424,809)     30,535,353       359,247,586
                                                          -----------    --------------     -----------    --------------
Net increase in Fund. .................................     4,917,087    $   58,795,650      35,436,833    $  416,883,986
                                                          ===========    ==============     ===========    ==============



6. Federal Income Tax Status

At December 31, 2002, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged $35,894, paid-in-capital was credited $34,470 and dividends in excess of net investment income was credited $1,424.

Morgan Stanley Tax-Exempt Securities Trust
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 continued


7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2002, the Fund held positions in residual interest bonds having a total value of $53,407,405, which represents 3.5% of the Fund's net assets.

9. Fund Acquisitions -- Morgan Stanley Dean Witter Municipal Income Trusts

On February 5, 2001, the Fund acquired all the net assets of Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income Trust "), Morgan Stanley Dean Witter Municipal Income Trust II ("Municipal Income Trust II") and Morgan Stanley Dean Witter Municipal Income Trust III ("Municipal Income Trust III") based on the respective valuations as of the close of business on February 2, 2001, pursuant to three reorganization plans approved by the shareholders of Municipal Income Trust, Municipal Income Trust II, and the Municipal Income Trust III on January 23, 2001. The acquisition was accomplished by a tax-free exchange of 23,262,313 Class D shares of the Fund at a net asset value of $11.76 per share for 27,577,097 shares of Municipal Income Trust; 20,497,846 Class D shares of the Fund at a net asset value of $11.76 per share for 24,299,866 shares of Municipal Income Trust II and 4,797,447 Class D shares of the Fund at a net asset value of $11.76 per share for 5,798,353 shares of Municipal Income Trust III. The net assets of the Fund and Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III immediately before the acquisition were $1,046,560,521, $273,701,646, $241,157,858, and
$56,403,868, respectively, including unrealized appreciation of $11,327,506, $8,114,170, and $2,046,341 for Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,617,823,893.

10. Acquisition of Morgan Stanley Select Municipal Reinvestment Fund

On December 16, 2002, the Fund acquired all the net assets of the Morgan Stanley Select Municipal Reinvestment Fund ("Select Municipal Reinvestment") based on the respective valuations as of the close of business on December 13, 2002, pursuant to a plan of reorganization approved by the shareholders of Select Municipal Reinvestment on December 10, 2002. The acquisition was accomplished by a tax-free exchange of 6,193,528 Class A shares of the Fund at a net asset value of $11.82 per share for 6,047,876 shares of Select Municipal Reinvestment. The net assets of the Fund and Select Municipal Reinvestment immediately before the acquisition were $1,450,632,309 and $73,196,868, respectively, including unrealized appreciation of $4,483,887 for Select Municipal Reinvestment. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,523,829,177.

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                            2002           2001           2000         1999            1998
                                                        ------------ ---------------- ----------- -------------- ----------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $ 11.50       $  11.71        $ 11.08     $ 12.02         $  12.09
                                                          -------       --------        -------     -------         --------
Income (loss) from investment operations:
 Net investment income ................................      0.56           0.59           0.58        0.58             0.59
 Net realized and unrealized gain (loss) ..............      0.46          (0.12)          0.63       (0.91)            0.10
                                                          -------       --------        -------     -------         --------
Total income (loss) from investment operations ........      1.02           0.47           1.21       (0.33)            0.69
                                                          -------       --------        -------     -------         --------
Less dividends and distributions from:
 Net investment income ................................     (0.56)         (0.58)         (0.58)      (0.58)           (0.59)
 Net realized gain ....................................     (0.08)         (0.10)            --       (0.03)           (0.17)
                                                          -------       --------        -------     -------         --------
Total dividends and distributions .....................     (0.64)         (0.68)         (0.58)      (0.61)           (0.76)
                                                          -------       --------        -------     -------         --------
Net asset value, end of period ........................   $ 11.88       $  11.50        $ 11.71     $ 11.08         $  12.02
                                                          =======       ========        =======     =======         ========
Total Return+ .........................................      9.03%          4.05%         11.21%      (2.82)%           5.86%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      0.67%          0.66%(1)       0.72%       0.64%(1)         0.74%(1)
Net investment income .................................      4.74%          4.97%          5.14%       4.98%            4.88%
Supplemental Data:
Net assets, end of period, in thousands ...............  $120,659       $ 26,984        $21,685     $17,198          $ 15,041
Portfolio turnover rate ...............................        13%            17%            17%         13%               15%



-----------

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                         FOR THE YEAR ENDED DECEMBER
                                                                     31,
                                                        -----------------------------
                                                            2002           2001
                                                        ------------ ----------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $ 11.56       $   11.76
                                                          -------       ---------
Income (loss) from investment operations:
 Net investment income ................................      0.51            0.54
 Net realized and unrealized gain (loss) ..............      0.45           (0.11)
                                                          -------       ---------
Total income (loss) from investment operations ........      0.96            0.43
                                                          -------       ---------
Less dividends and distributions from:
 Net investment income ................................     (0.51)          (0.53)
 Net realized gain ....................................     (0.08)          (0.10)
                                                          -------       ---------
Total dividends and distributions .....................     (0.59)          (0.63)
                                                          -------       ---------
Net asset value, end of period ........................   $ 11.93       $   11.56
                                                          =======       =========
Total Return+ .........................................      8.44%           3.68%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      1.09%           1.09%(1)
Net investment income .................................      4.32%           4.54%
Supplemental Data:
Net assets, end of period, in thousands ...............   $235,358      $ 200,293
Portfolio turnover rate ...............................        13%             17%



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                            2000          1999            1998
                                                        ------------ -------------- ----------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $ 11.13      $  12.07        $   12.14
                                                          -------      --------        ---------
Income (loss) from investment operations:
 Net investment income ................................      0.54          0.53             0.55
 Net realized and unrealized gain (loss) ..............      0.63         (0.91)            0.10
                                                          -------      --------        ---------
Total income (loss) from investment operations ........      1.17         (0.38)            0.65
                                                          -------      --------        ---------
Less dividends and distributions from:
 Net investment income ................................     (0.54)        (0.53)           (0.55)
 Net realized gain ....................................        --         (0.03)           (0.17)
                                                          -------      --------        ---------
Total dividends and distributions .....................     (0.54)        (0.56)           (0.72)
                                                          -------      --------        ---------
Net asset value, end of period ........................   $ 11.76      $  11.13        $   12.07
                                                          =======      ========        =========
Total Return+ .........................................     10.75%       (3.25)%            5.47%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      1.11%        1.11%(1)          1.10%(1)
Net investment income .................................      4.75%        4.51%             4.52%
Supplemental Data:
Net assets, end of period, in thousands ...............   $156,972     $139,786         $132,303
Portfolio turnover rate ...............................        17%          13%               15%



-----------

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                            2002          2001           2000         1999            1998
                                                        ----------- ---------------- ----------- -------------- ----------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $ 11.53      $  11.73        $ 11.10     $ 12.04         $  12.11
                                                          -------      --------        -------     -------         --------
Income (loss) from investment operations:
 Net investment income ................................      0.50          0.52           0.52        0.51             0.53
 Net realized and unrealized gain (loss) ..............      0.44         (0.10)          0.63       (0.91)            0.10
                                                          -------      --------        -------     -------         --------
Total income (loss) from investment operations ........      0.94          0.42           1.15       (0.40)            0.63
                                                          -------      --------        -------     -------         --------
Less dividends and distributions from:
 Net investment income ................................     (0.49)        (0.52)         (0.52)      (0.51)           (0.53)
 Net realized gain ....................................     (0.08)        (0.10)            --       (0.03)           (0.17)
                                                          -------      --------        -------     -------         --------
Total dividends and distributions .....................     (0.57)        (0.62)         (0.52)      (0.54)           (0.70)
                                                          -------      --------        -------     -------         -------
Net asset value, end of period ........................   $ 11.90      $  11.53        $ 11.73     $ 11.10         $  12.04
                                                          =======      ========        =======     =======         ========
Total Return+ .........................................      8.34%         3.58%         10.66%      (3.37)%           5.36%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      1.19%         1.19%(1)       1.21%       1.21%(1)         1.20%(1)
Net investment income .................................      4.22%         4.44%          4.65%       4.41%            4.34%
Supplemental Data:
Net assets, end of period, in thousands ...............   $29,648      $ 16,270        $11,578     $10,025          $ 7,599
Portfolio turnover rate ...............................        13%           17%            17%         13%              15%



-----------

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
FINANCIAL HIGHLIGHTS continued



                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------
                                                             2002             2001
                                                        -------------- -----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $   11.50        $  11.70
                                                          ---------        --------
Income (loss) from investment operations:
 Net investment income ................................        0.58            0.61
 Net realized and unrealized gain (loss) ..............        0.46           (0.11)
                                                          ---------        --------
Total income (loss) from investment operations ........        1.04            0.50
                                                          ---------        --------
Less dividends and distributions from:
 Net investment income ................................       (0.58)         (0.60)
 Net realized gain ....................................       (0.08)         (0.10)
                                                          ---------        --------
Total dividends and distributions .....................       (0.66)         (0.70)
                                                          ---------        --------
Net asset value, end of period ........................   $   11.88        $  11.50
                                                          =========        ========
Total Return+ .........................................        9.21%           4.31%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................        0.49%           0.49%(1)
Net investment income .................................        4.92%           5.14%
Supplemental Data:
Net assets, end of period, in thousands ...............  $1,152,783      $1,189,492
Portfolio turnover rate ...............................          13%             17%



                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                            2000          1999            1998
                                                        ------------ -------------- ----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $ 11.07      $  12.01        $    12.08
                                                          -------      --------        ----------
Income (loss) from investment operations:
 Net investment income ................................      0.60          0.59              0.62
 Net realized and unrealized gain (loss) ..............      0.63         (0.91)             0.10
                                                          -------      --------        ----------
Total income (loss) from investment operations ........      1.23         (0.32)             0.72
                                                          -------      --------        ----------
Less dividends and distributions from:
 Net investment income ................................     (0.60)        (0.59)            (0.62)
 Net realized gain ....................................         -         (0.03)            (0.17)
                                                          -------      --------        ----------
Total dividends and distributions .....................     (0.60)        (0.62)            (0.79)
                                                          -------      --------        ----------
Net asset value, end of period ........................   $ 11.70      $  11.07        $    12.01
                                                          =======      ========        ==========
Total Return+ ........................................      11.44%        (2.71)%            6.11%
Ratios to Average Net Assets(2):
Expenses (before expense offset) ......................      0.51%         0.51%(1)          0.50%(1)
Net investment income .................................      5.35%         5.11%             5.12%
Supplemental Data:
Net assets, end of period, in thousands ...............  $852,950      $853,216        $1,023,246
Portfolio turnover rate ...............................        17%           13%               15%



-----------

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Tax-Exempt Securities Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Exempt Securities Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 18, 2003

                      2002 Federal Tax Notice (unaudited)

     During the year ended December 31, 2002, the Fund paid to its shareholders the following per share amounts from the sources indicated below:





                                  CLASS A     CLASS B     CLASS C      CLASS D
                                 ---------   ---------   ---------   ----------
     Tax-Exempt Income            $ 0.56      $ 0.51      $ 0.49       $ 0.58
     Long-Term Capital Gains      $ 0.07      $ 0.07      $ 0.07       $ 0.07

XIII. APPENDIX
--------------


RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")



                             MUNICIPAL BOND RATINGS



Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
        Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.

D       Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
        'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

          SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

          SP-2 denotes a satisfactory capacity to pay principal and interest.

          SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

          Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

          A-1 indicates that the degree of safety regarding timely payments is very strong.

          A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

          A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH IBCA, INC. ("FITCH")


                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA               Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA                Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A                 Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB               Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
                  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)         a credit within the rating category. Plus and minus signs, however, are not used in the
                  "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.


BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely
DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:


F-1+   Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     Default. Issues assigned this rating are in actual or imminent payment default.

LOC   The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                            PART C OTHER INFORMATION

Item 23.          Exhibits
--------          --------
(a)(1)            Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 18 to the Registration Statement on Form
                  N-1A, filed on February 22, 1996.

(a)(2)            Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on July 3, 1997.

(a)(3)            Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(a)(4)            Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement
                  on Form N-1A, filed on February 28, 2002.

(b)               Amended and Restated By-Laws of the Registrant, dated September 24, 2002, filed herein.

(c)               Not Applicable.

(d)               Investment Management Agreement between the Registrant and Morgan Stanley Investment
                  Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of
                  Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on
                  February 26, 1999.

(e)(1)            Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to
                  Exhibit 5(a) of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(e)(2)            Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW
                  Inc., dated January 4, 1993, is incorporated by reference to Exhibit 2 of Post-Effective
                  Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996.

(e)(3)            Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National
                  Financial Services Corporation, dated October 17, 1998, is incorporated by reference to
                  Exhibit 5(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form
                  N-1A, filed on February 26, 1999.

(f)               Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees,
                  dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment
                  No. 23 to the Registration on Form N1-A, filed on February 24, 2000.

(g)(1)            Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 18 to the Registration Statement on
                  Form N-1A, filed on February 22, 1996.

(g)(2)            Amendment to the Custodian Agreement, dated April 17, 1996, between the Bank of New York and the Registrant, is incorporated by reference to Exhibit 8 of Post-Effective Amendment
                  No. 19 to the Registration Statement on Form N-1A, filed on March 24, 1997.

                                       1

(g)(3)            Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 25 to the Registration Statement
                  on Form N-1A, filed February 28, 2002.

(g)(4)            Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated
                  June 15, 2001,  is incorporated by reference to Exhibit 7 of Post-Effective Amendment
                  No. 25 to the Registration Statement on Form N-1A, filed February 28, 2002.

(h)(1)            Amended and Restated Transfer Agency and Service Agreement between the Registrant and
                  Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit
                  8(a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 27, 2001.

(h)(2)            Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit
                  8(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(i)               Opinion of Sheldon Curtis, Esq., dated April 29, 1987, is incorporated by reference to
                  Exhibit 10 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A,
                  filed on February 24, 2000.

(j)               Consent of Independent Auditors, filed herein.

(k)               Not Applicable.

(l)               Not Applicable.

(m)               Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on July 3, 1997.

(n)               Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 25 to the
                  Registration Statement on Form N-1A, filed February 28, 2002.

(o)               Not Applicable.

(p)(1)            Code of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Distributors
                  Inc., as well as other Morgan Stanley affiliated entities, filed herein.

(p)(2).           Code of Ethics of the Morgan Stanley Funds, filed herein.

Other:            Powers of Attorney are incorporated by reference to Exhibit (Other) of Post-Effective
                  Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 23, 1995,
                  Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April
                  17, 1998 and Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A,
                  filed on February 27, 2001.


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and
                                            Morgan Stanley Trust; President, Chief Executive Officer and
                                            Director of Morgan Stanley Services; President of the Morgan
                                            Stanley Funds; Executive Vice President and Director of
                                            Morgan Stanley DW; Director of Morgan Stanley Investment
                                            Management Inc.; Member of the Executive Committee of Morgan
                                            Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment
                                            companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      General Counsel and Director of Morgan Stanley Services;
                                            Vice President and Secretary of Morgan Stanley Distributors;
                                            Vice President, Secretary and General Counsel of the Morgan
                                            Stanley Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP;
                                            Director of Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                            Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

                                       4


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------
Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
Witter Investment                           Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of Morgan
                                            Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Diversified Income Trust

 (21)  Morgan Stanley Dividend Growth Securities Inc.

 (22)  Morgan Stanley Equity Fund

 (23)  Morgan Stanley European Growth Fund Inc.

 (24)  Morgan Stanley Federal Securities Trust

 (25)  Morgan Stanley Financial Services Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley Intermediate Income Securities

 (38)  Morgan Stanley International Fund

 (39)  Morgan Stanley International SmallCap Fund

 (40)  Morgan Stanley International Value Equity Fund

 (41)  Morgan Stanley Japan Fund

 (42)  Morgan Stanley KLD Social Index Fund

 (43)  Morgan Stanley Latin American Growth Fund

 (44)  Morgan Stanley Limited Duration Fund

 (45)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (46)  Morgan Stanley Limited Term Municipal Trust

 (47)  Morgan Stanley Liquid Asset Fund Inc.

 (48)  Morgan Stanley Market Leader Trust

 (49)  Morgan Stanley Mid-Cap Value Fund

 (50)  Morgan Stanley Multi-State Municipal Series Trust

 (51)  Morgan Stanley Nasdaq-100 Index Fund

 (52)  Morgan Stanley Natural Resource Development Securities Inc.

 (53)  Morgan Stanley New Discoveries Fund

 (54)  Morgan Stanley New York Municipal Money Market Trust

 (55)  Morgan Stanley New York Tax-Free Income Fund

 (56)  Morgan Stanley Next Generation Trust

 (57)  Morgan Stanley Pacific Growth Fund Inc.

 (58)  Morgan Stanley Prime Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                  POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                  -----------------------------------------------------
James F. Higgins      Director

Philip J. Purcell     Director

John Schaeffer        Director

NAME                  POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                  ------------------------------------------------------
Charles Vadala        Senior Vice President and Financial Principal.

ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.        MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30.        UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of February, 2003.

                                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST



                                   By /s/ Barry Fink
                                      --------------------------------
                                          Barry Fink
                                          Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                         Title                                            Date
         ----------                         -----                                            ----
(1) Principal Executive Officer             Chief Executive Officer
                                            and President

By  /s/  MITCHELL M. MERIN                                                                   2/27/03
    ---------------------------
         Mitchell M. Merin

(2) Principal Financial Officer             Chief Financial Officer


By  /s/  FRANCIS J. SMITH                                                                    2/27/03
    -----------------------
         Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                                          2/27/03
   ---------------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien


By  /s/  David M. Butowsky                                                                   2/27/03
    -----------------------
         David M. Butowsky
         Attorney-in-Fact

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

EXHIBIT INDEX

(b)    Amended and Restated By-Laws of the Registrant, dated September 24, 2002.

(j)    Consent of Independent Auditors

(p)(1) Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities.

(p)(2) Code of Ethics of the Morgan Stanley Funds.